As filed with the Securities and Exchange Commission on July 1, 2022

Investment Company Act File No. 811-23810

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☐ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

AND

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ AMENDMENT NO.

Poolit Private Equity Access Fund, Inc.

(Exact Name of Registrant as Specified in the Charter)

429 Lenox Avenue
Miami, FL 33139
(Address of Principal Executive Offices)

(786) 321-2134
(Registrant’s Telephone Number, Including Area Code)

James Leo
Poolit Private Equity Access Fund, Inc.
429 Lenox Avenue,
Miami, FL 33139
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

☐     Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐     Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐     Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐     Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐     Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐     when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: 333-224044.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934) (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act. Shares in the Registrant are not being registered under the Securities Act, and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in the Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” set forth in Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

POOLIT PRIVATE EQUITY ACCESS FUND, INC.
CROSS REFERENCE SHEET
PARTS A AND B

ITEM NO.	REGISTRATION STATEMENT CAPTION	CAPTION IN PART A OR PART B
1.	Outside Front Cover	Not Required
2.	Cover Pages; Other Offer Information	Not Required
3.	Fee Table and Synopsis	Fee Table
4.	Financial Highlights	Not Required
5.	Plan of Distribution	Not Required
6.	Selling Stockholders	Not Required
7.	Use of Proceeds	Not Required
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Defaults and Arrears on Senior Securities
12.	Legal Proceedings	Legal Proceedings
13.	[Removed and reserved.]	Not required.
14.	Cover Page of SAI	Cover Page
15.	Table of Contents	Table of Contents
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Manager and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements and Exhibits

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.	FEE TABLE

The following table describes the fees and expenses that a shareholder (each, a “Shareholder” and collectively, the “Shareholders”) in Poolit Private Equity Access Fund, a Maryland corporation (the “Fund”), will bear directly or indirectly. Some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this Registration Statement contains a reference to fees or expenses paid by “you,” “us”, the “Fund” or “Poolit Private Equity Access Fund, Inc.” or that “we” will pay fees or expenses, Shareholders will indirectly bear such fees or expenses as a result of the shares of the Fund’s common shares, each par value $0.001 per share (the “Shares”), that they hold.

Shareholder Transaction Expenses (as percentage of offering price)(1)

Sales Load(2)	[–]
Distribution Reinvestment Plan Fees(3)	[–]
Total shareholder transaction expenses	[–]	%

Annual expenses (as a percentage of average net assets attributable to Shares)(1)

Management Fee(4)	[1.375	]%
[Interest payments on borrowed funds(6)]	[	]%
Other expenses(7)(8)(9)	[	]%
Acquired Fund Fees and Expenses(5)	[1.75	]%
Total Annual Expenses	[	]%

(1)            Amount assumes that we sell $[ ] worth of our Shares during the following twelve months, that our gross offering proceeds from such sales equal $[ ], that our average net assets during such period equal one half of the net offering proceeds, or $[ ], and that we utilize leverage at a rate equal to 10% of our average assets. Actual expenses will depend on the number of Shares we sell in this offering to eligible investors (the “Offering”) and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $[ ] worth of our Shares during the following twelve months.

(2)            The Offering will be made directly by us, though we may in the future retain a third-party placement agent or distributor, if appropriate, in connection with the offer and sale of the shares offered pursuant to a confidential private placement memorandum (the “Memorandum”). To the extent we retain any such third-party placement agent or distributor, we would amend the disclosures in the Memorandum to reflect this information. To the extent we do not retain a third-party underwriter, it is not expected that there will be any sales load or other discounts or commissions charged in connection with the sale of the Shares.

(3)            The expenses of the Fund’s distribution reinvestment plan (“Fund DRIP”) are included in Other Expenses.

(4)            Includes the management fees paid to each of the Adviser (the “Adviser Management Fees”) and the Sub-Adviser (the “Sub-Adviser Management Fees”). The Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 1.375% of our gross assets. The Sub-Adviser Management Fee is payable quarterly in arrears, and will be calculated at an annual rate of 0.375% of our gross assets.

(5)            Represents estimated operating fees and expenses of our equity interests in alternative asset funds that pursue private equity strategies (each, an “Underlying Fund,” and collectively, the “Underlying Funds”) managed by third-party managers (each, an “Underlying Fund Manager”) as well as any co-investment private equity investment opportunities in underlying operating businesses sourced by Underlying Fund Managers (collectively, the “Co-Investment Opportunities,” and together with the Underlying Funds, the “Investment Interests”) in which the Fund invests. Some or all of the Investment Interests in which the Fund invests charge carried interests, incentive fees or allocations based on the Investment Interests’ performance. The Investment Interests in which the Fund invests generally charge a management fee between [1.75%] and [2.25%] annually of committed or net invested capital, and approximately [20]% of net profits as a carried interest allocation. In a given period, the management fee charged by the Investment Interests may be reduced in part by amounts received by the Investment Interests’ management company for related activities, such as transaction and monitoring fees received from portfolio companies. In addition, when a portfolio company is sold and the distribution exceeds the management fee allocated to that portfolio company, the Investment Interests’ management company may refund a portion of the allocated management fees. Such refunds are generally accrued by the Investment Interests as if all portfolio companies were sold at fair values. The [1.75]% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Investment Interests (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Interests) after refunds, excluding any performance-based fees or allocations paid by the Investment Interests that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Interests.

(6)            We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares until the proceeds of the Initial Closing of the Offering are substantially invested in accordance with our investment objective. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes that we utilize leverage at a rate equal to 10% of our average net assets at an assumed interest rate of [6.0]% per annum. Our ability to secure financing at this rate is not certain and is subject to change with changes in market interest rates.

(7)            Pursuant to the Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Sub-Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement. We will bear all fees, costs and expenses incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Investment Advisory Agreement.

(8)            We have entered into an expense limitation agreement (the “Operating Expense Limitation Agreement”) with the Adviser, whereby the Adviser has agreed to absorb our operating expenses (excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement) (“Operating Expenses”) that exceed [2.0]% of our net assets (the “Expense Limitation”), as determined as of the end of such calendar quarter, at the end of the Limitation Period (as defined below). The Limitation Period refers to the period during the calendar quarter commencing [October 1], 2022 and ending [December 31], 2022. We have agreed to carry forward for a period not to exceed three (3) years from the end of the Limitation Period (the “Subsequent Reimbursement Period”) any Operating Expenses in excess of the Expense Limitation incurred during the Limitation Period that the Adviser (or an affiliate of the Adviser) pays or assumes pursuant to the Operating Expense Limitation Agreement (“Excess Operating Expenses”), and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. This agreement may be terminated by our Board of Directors (“Board”).

(9)            The Adviser has additionally entered into a written expense limitation agreement (the “O&O Expense Limitation Agreement”) under which it has agreed to limit certain organizational and offering-related expenses (“O&O Expenses”) such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to [0.625]% ([62.5] basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Shares (the “Reimbursement Limit”) until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to five (5) years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser.

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our Shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The foregoing table is intended to assist investors in understanding the costs and expenses that an investor in the Offering will bear directly or indirectly. While the example assumes, as required by the Securities and Exchange Commission (“SEC”), a 5.00% annual return, giving effect to the fee waiver and expense reimbursement arrangement described above, our performance will vary and may result in a return greater or less than 5.00%. While the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in the Fund DRIP during the Offering will receive a number of Shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 100% of the price that shares are sold in the Offering at the closing immediately preceding the distribution payment date.

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT

We are a recently formed Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a "regulated investment company" (a "RIC") pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

An investment in our Shares is not suitable for investors that require short-term liquidity:

●	Our Shares have no history of public trading and will not be publicly traded and you should not expect to be able to sell your Shares regardless of how we perform.

●	If you are able to sell your Shares, you will likely receive less than your purchase price.

●	Our Shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the Shares developing in the foreseeable future, if ever.

●	We intend to, but are not obligated to, implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by us.

●	You will have no right to require us to repurchase your Shares or any portion thereof.

●	Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time.

●	The Offering will be complete when we have sold the maximum number of Shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional Shares for sale to investors.

●	We intend to operate as an evergreen fund with no termination date and, accordingly, do not intend to cease our investment operations nor seek to liquidate our investment portfolio as of any specified date.

Accordingly, as a result of us operating as an evergreen fund with no termination date and because only a limited number of Shares will be eligible for repurchase by us at any one time, you may be unable to sell your Shares and receive proceeds when you wish to do so, if at all.

The Adviser

Poolit Fund Management, LLC, which is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is the Adviser to the Fund. The Adviser is wholly owned by Poolit, Inc. (“Poolit”).

The Administrator

Pursuant to an administration agreement (the “Administration Agreement”), the Adviser also serves as the our Administrator. In such capacity, the Adviser provides, or arranges for the provision of, administrative services necessary for us to operate. In accordance with the Administration Agreement, we have agreed to reimburse the Administrator for the expenses it incurs on our behalf in connection with providing such administrative services, including our allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to us, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. The Administrator may provide such administrative services directly, or engage one or more sub-administrators to provide such administrative services to us on its behalf.

INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective

Our investment objective is to seek to maximize total returns by subscribing for and investing primarily in a portfolio of equity interests in alternative asset funds that pursue private equity strategies.

Pending investment in less liquid Investment Interests, we may invest available capital in cash, U.S. Treasury securities, short-term investment grade debt securities, money market funds, time deposits, securities issued or guaranteed by any agency or instrumentality of the United States or any other comparable investments approved by the Adviser (including investments that do not earn any interest) (collectively, "Temporary Investments") or other similar liquid investments (collectively, the “Liquidity Portfolio”). We will generally seek to invest our Liquidity Portfolio in Temporary Investments, where our Adviser believes we have an immediate need for liquidity, and on an opportunistic basis in (i) publicly-traded Underlying Funds, including business development companies, (ii) publicly traded Underlying Fund Managers or parent companies to such Underlying Fund Managers, and (iii) what our Adviser believes are more liquid debt and equity investments of a nature similar to those that may be acquired by private equity vehicles generally, which may include, among other things, syndicated debt and other more liquid credit positions. We may maintain or expand the size of our Liquidity Portfolio where necessary in order to, among other reasons, manage liquidity in connection with our share repurchase program (the “Share Repurchase Program”) and manage the diversification requirements associated with our RIC tax status. We expect that our Liquidity Portfolio will initially represent the largest portion of our overall investment portfolio, given the length of time it may take for us to negotiate and enter into arrangements to acquire the type of illiquid Investment Interests we intend to target, but that portion will be significantly reduced over time as capital is deployed to Underlying Funds through capital calls or through the acquisition of Underlying Fund Interests from existing investors, or as we participate in related Co-Investment Opportunities.

We seek to create a low-turnover portfolio that includes investments in Underlying Funds and that provides exposure to a range of private equity managers. Our investments are not generally expected to produce current income on a predictable or routine basis and, as a result, we may be dependent on future capital raising to meet our operating needs if other sources of liquidity are unavailable.

We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in private equity-related investments, which may include the amount of any uncalled commitments to Underlying Funds. However, we may at any time determine to allocate our assets to asset classes not representative of private equity, subject to providing Shareholders with at least 60 days' notice prior to any change in the above-referenced policy.

Private equity generally refers to privately negotiated investments made in non-public companies. Private equity firms typically seek to invest in quality companies at attractive valuations and use strategic and operational expertise to enhance value and improve portfolio company performance. Buyout funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by enhancing the value of the portfolio company.

Our Advisers believe that our investment strategy will capitalize on the diverse, dynamic nature of the private equity industry, resulting in a favorable return pattern relative to funds of funds and vehicles that focus solely on narrow segments of the market. Our Advisers believe that we will provide accredited investors with exposure to private equity investments and asset allocation services that are typically only available to large institutional investors, thereby offering an opportunity to increase the efficiency of portfolios that currently lack private equity exposure. Our Advisers manage our portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Advisers may make investments and commitments based, in part, on anticipated future distributions from Investment Interests. Our Advisers also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Advisers utilize quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Advisers’ and their respective affiliates’ investment professionals.

The investment program's use of primaries, seasoned primaries, secondaries and Co-Investment Opportunities are intended to allow us to achieve broader investment exposure and more efficient capital deployment than would be provided by investing in primaries alone. Our structure is intended to alleviate or mitigate a number of the burdens typically associated with direct private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund-of-funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

There can be no assurance we will achieve our investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policies identified as fundamental in the paragraph below are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting Shares. As defined by the 1940 Act, the vote of a “majority of the outstanding voting Shares of the Fund” means the vote, at an annual or special meeting of the Shareholders duly called, (a) of 66-2/3% or more of the voting Shares present at such meeting, if the holders of more than 50% of our outstanding voting Shares are present or represented by proxy; or (b) of more than 50% of our outstanding voting Shares, whichever is less.

As a matter of fundamental policy:

●	We will not act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act of 1933, as amended (the “Securities Act”) before they may be offered or sold to the public);

●	We will not sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio);

●	We will not purchase securities on margin (except to the extent that we may purchase securities with borrowed money);

●	We will not invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. The foregoing limitation also does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities. For purposes of this restriction, our investments in Underlying Funds are not deemed to be investments in a single industry. In determining whether we are concentrated in an industry or group of industries, the Advisers will use their reasonable best efforts to take into account the Underlying Funds’ focus on particular industries;

●	We may engage in the purchase or sale of commodities or commodity contracts, including futures contracts (only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained);

●	We may make loans and purchase or sell real estate and real estate mortgage loans, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

●	We may invest up to 100% of our assets in Investment Interests, which may be acquired directly in privately negotiated transactions or in secondary market purchases. We may use derivatives transactions for hedging purposes or to enhance total return, up to the maximum percentage of our assets permitted by the 1940 Act and subject to our investment objective, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained; and

●	We may borrow money or issue senior securities up to the maximum amount and maximum percentage of our assets permitted by the 1940 Act.

In addition to the foregoing fundamental policies, we intend to operate as a non-diversified investment company under the 1940 Act.

Pursuant to Rule 35d-1 under the 1940 Act, we have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in private equity-related investments, which may include the amount of any uncalled commitments to Underlying Funds. However, we may at any time determine to allocate our assets to asset classes not representative of private equity, subject to providing Shareholders with at least 60 days' notice prior to any change in the above-referenced policy.

With respect to these investment restrictions (except our policy on borrowing set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Our investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which our assets are invested.

RISK FACTORS

Investment in our Shares involves a high degree of risk and, therefore, is suitable only for sophisticated investors for whom such an investment is not a complete investment program and who are capable of evaluating the risks of investing in us. There can be no assurance that we will be able to achieve our investment objective or that Shareholders will receive a return on their capital. Investment results may vary substantially. Investors should carefully consider the following information together with any other disclosure materials or memoranda that we provide and consult with their own advisors before making a decision to invest in our Shares. The risk factors delineated below, however, do not purport to be a complete enumeration or explanation of the risks involved in making an investment in our Shares.

General

The value of our total net assets may be expected to fluctuate in response to fluctuations in the value of the Underlying Funds in which we invest. Discussed below are the investments generally made by Underlying Funds and the principal risks that the Advisers and we believe are associated with those investments. These risks will, in turn, have an effect on our operations. While we do not currently intend to, we may make other types of direct investments. In response to adverse market, economic or political conditions, we may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, we may also make these types of investments pending the investment of assets in Investment Interests or to maintain the liquidity necessary to effect repurchases of Shares. If we invest temporarily in affiliated money market funds, the Adviser in its discretion may waive a portion of the Management Fee so that Shareholders will not pay duplicate fees in respect of such investment. When we take a defensive position or otherwise make these types of investments, we may not achieve our investment objective.

Investment Related Risks

General Economic and Market Conditions

The value of our total net assets should be expected to fluctuate. To the extent that our portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Underlying Fund’s use of leverage is likely to cause our average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in our Shares involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. Our performance depends upon the Advisers’ selection of Underlying Funds, the allocation of offering proceeds thereto and the performance of the Underlying Funds. The Underlying Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international political or economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes, or floods and other factors including environmental negligence which are beyond our control or that of the Underlying Funds. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair our profitability or result in us suffering losses.

Limited Operating History

We are a non-diversified, closed-end management investment company with limited performance history that Shareholders can use to evaluate our investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Underlying Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our Shares could decline substantially.

Availability of Investment Opportunities

The business of identifying and structuring investments of the types we contemplate is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that we will be able to identify and complete attractive investments in the future or that we will be able to fully invest our subscriptions. Similarly, identification of attractive investment opportunities by Underlying Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Fund Manager, an Investment Interest may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed, or advised by the Advisers and their affiliates may seek investment opportunities similar to those we may be seeking. The Advisers will allocate fairly between us and such other investment vehicles any investment opportunities that may be appropriate for us and such other investment vehicles.

Leverage Utilized by the Fund

We may borrow money in connection with our investment activities — i.e., we may utilize leverage. Specifically, we may borrow money through a credit facility or other arrangements to fund investments in Investment Interests up to the limits of the Asset Coverage Requirement. We may also borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of our investments (e.g., to provide us with temporary liquidity to acquire investments in Investment Interests in advance of our receipt of redemption proceeds from another Underlying Fund).

The use of leverage is speculative and involves certain risks. Although leverage will increase our investment return if our interest in an Underlying Fund purchased with borrowed funds earns a greater return than the interest expense we pay for the use of those funds, the use of leverage will decrease the return on our Shares if we fail to earn as much on our investments purchased with borrowed funds as we pay for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in our Shares, especially in times of a “credit crunch” or during general market turmoil, such as that experienced during late 2008 or the current global pandemic. We may be required to maintain minimum average balances in connection with our borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or refuse to renew any credit facility into which we have entered. If we are unable to access additional credit, we may be forced to sell our interests in Underlying Funds at inopportune times, which may further depress our returns.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. Our borrowings will at all times be subject to the Asset Coverage Requirement.

Private Equity Investments

Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company, or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. We may also co-invest in an Underlying Fund alongside an Adviser or their affiliates. The investments held by Underlying Funds we make involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of our investments and our ability to implement our investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase our and/or the Advisers’ legal, compliance, administrative, and other related burdens and costs as well as regulatory oversight or involvement in our and/or the Advisers’ business. There can be no assurances that we or the Advisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on us may affect the manner in which we are managed and may be substantial and adverse.

Temporary Investments

Pending investment in investments consistent with our investment objective and strategies, our investments may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. In addition, pending investments in Underlying Funds and Co-Investment Opportunities, we will invest in the Liquidity Portfolio. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as the Fund, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. With respect to our applicable assets that they manage, the Advisers will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions. With respect to the Liquidity Portfolio, we would expect to liquidate positions as needed to fund investment Interests. We may have a higher portfolio turnover within the Liquidity Portfolio as positions are sold to provide cash in order to fund investments in Investment Interests or capital calls under existing commitments to Underlying Funds. We may maintain or expand the size of our Liquidity Portfolio where necessary in order to, among other reasons, manage liquidity in connection with the Share Repurchase Program and manage the diversification requirements associated with our RIC tax status.

Special Situations and Distressed Investments

The Underlying Funds may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. In addition, troubled company investments and other distressed asset-based investments require active monitoring. There is no assurance that an Underlying Fund will correctly evaluate the value of the assets securing the Underlying Fund’s debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which an Underlying Fund invests, the Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Underlying Fund’s original investment and/or may be required to accept payment over an extended period of time.

Geographic Concentration Risks

An Underlying Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets

Some Underlying Funds may invest in portfolio companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration

An Underlying Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors

Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. An Underlying Fund may invest and we may co-invest in portfolio companies in the utilities and energy sectors, thereby exposing the Underlying Fund to risks associated with these sectors. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Infrastructure Sector

Some Underlying Funds may concentrate in the infrastructure sector. Infrastructure companies may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of infrastructure companies to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by infrastructure companies.

Technology Sector

Certain technology companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Services Sector

Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, events in the financial sector over the past several years have resulted in reduced liquidity in credit and a high degree of volatility in the financial markets. This situation has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Mezzanine Investments

An Underlying Fund may invest and we may co-invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Currency Risk

Underlying Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which our or the Underlying Funds’ investments are denominated against the U.S. dollar may result in a decrease in our net asset value. The Advisers will not elect to hedge the value of investments we make against currency fluctuations. Accordingly, our performance could be adversely affected by such currency fluctuations.

Force Majeure Risk

Underlying Funds may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, and labor strikes). Some force majeure events may adversely affect the ability of a party (including an Underlying Fund or a counterparty to us or an Underlying Fund) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an Underlying Fund or us of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which we may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more Investment Interests or its assets, could result in a loss to us, including if our investment in such Underlying Fund is canceled, unwound, or acquired (which could be without what we consider to be adequate compensation). Any of the foregoing may therefore adversely affect our performance and investments.

In late 2019 and early 2020, a novel coronavirus (“SARS-CoV-2”) and related respiratory disease (“COVID-19”) emerged in China and spread rapidly across the world, including to the U.S. This outbreak has led, and for an unknown period of time will continue to lead, to disruptions in local, regional, national, and global markets and economies affected thereby. The COVID-19 outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, mandatory closures of businesses deemed “non-essential,” border closures, and other travel restrictions, a decline in consumer demand for certain goods and services, commercial disruption on a global scale, and general concern and uncertainty, all of which have caused social unrest and significant volatility in financial markets. In March 2020, the World Health Organization declared COVID-19 outbreak a pandemic.

The ongoing spread of COVID-19, along with its various mutations and variants has had, and is expected to continue to have, a material adverse impact on local economies in the affected locations and also on the global economy. Many countries have reacted by instituting quarantines and travel restrictions, which has resulted in disruptions in supply chains and adversely impacted various industries, including but not limited to retail, transportation, hospitality, energy, and entertainment. These developments may adversely impact certain companies and other Underlying Funds in which we invest and the value of our investments therein. In addition, while we do not expect disruptions to the operations of the Advisers (including those relating to us) or our service providers, such disruptions (including through quarantine measures and travel restrictions imposed on personnel located in affected locations, or any related health issues of such personnel) could nonetheless occur. Any of the foregoing events could materially and adversely affect the Advisers’ ability to source, manage, and divest investments on our behalf and pursue our investment objective and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions associated with the COVID-19 pandemic, the valuation and performance of our investments may be impacted adversely. The duration of the COVID-19 pandemic and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

Credit Risks

Covenant-lite loans may offer us fewer protections than traditional credit investments.

Many of the debt investments we may acquire in the secondary market may have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants. In particular, borrowers under such covenant-lite loans often have greater flexibility in how they use proceeds of such borrowings, as well as how they operate their business and manage their financial condition. As a result, we may face challenges in recovering on such covenant-lite loans, to the extent they go into distress, and may lack options that would normally be available to us as a lender under more traditional debt structures.

Investments in debt securities and instruments that are below investment grade, e.g. “junk bonds,” are speculative and may present us with a higher degree of risk.

Debt securities and instruments that are below investment grade, including subprime loans and so-called “junk bonds,” are speculative, have a higher risk of default or are already in default, and tend to be less liquid and are more difficult to value than higher grade securities or instruments. Junk bonds and subprime loans tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Usury laws may affect the credit investments.

Certain states where collateral related to credit investments are located have usury laws in place that limit the maximum interest rate of an underlying loan. At times, these laws may effectively affect payments by preventing the recovery of certain payment amounts. Further, usury laws may be subject to change at the hands of state legislators. If a borrower were to succeed in bringing a claim against a lender of record for a state law usury violation, and the court were to find that the rate charged exceeded the maximum allowable rate applicable in such state, not only would the underlying Credit Investment not receive the anticipated full value of its loan investment, but we could be subject to fines and other penalties if we were the lender of record.

The participation interests in underlying loans are unsecured and participants have limited rights.

We will in certain cases hold participation interests in underlying loans or other indirect economic interests in loans or other debt assets. In such circumstances, we will not directly own the debt assets underlying such participation interests or other economic interests and/or have custody thereof. While the originating lender’s interest is secured by the assets pledged to the underlying loan from which the participation interests in underlying loans stems, the participation interests held by us are not directly secured by the same assets. As such, if the originating lender becomes insolvent, then our participation interests could be superseded by the senior creditors of the originating lender and we and our Shareholders may lose some or all of their investment or payment thereon could be substantially delayed.

In addition, as an owner of participation interests in underlying loans or other indirect economic interests (including as a member of a loan syndicate), we may not be able to assert any rights against borrowers of the underlying indebtedness, and may need to rely on the holder/custodian (or other financial institution) issuing the participation interests or such other entity charged with the responsibility for asserting such rights, if any. Such holders/custodians and financial institutions or other entities may have reasons not to assert their rights, whether due to a limited financial interest in the outcome, other relationships with the underlying defaulting borrowers, the threat of potential counterclaims or other reasons that may diverge from our interests. The failure of such holders/custodians and financial institutions or other entities to assert their rights (on our behalf) or the insolvency of such entities could materially adversely affect the value of our assets.

Investment in loans and related participation interests in underlying loans are subject to unique risks.

Our investments will include investments in loans and related participation interests in underlying loans. These obligations are subject to unique risks, including, (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability to directly enforce rights with respect to participations, and (v) possible claims for the return of some or all payments in a debt made within 90 days (and in some cases, within one year) of the date that the issuer’s/borrower’s insolvency came under Title 11 of the United States Code (the “Bankruptcy Code”) and under certain state laws. In analyzing each loan or participation, our Adviser will compare the relative significance of the risks against the expected benefits of the investment. Any loss incurred as a result of these risks may be significant and adversely affect our performance.

Some of the credit investments purchased by us will become non-performing, which could significantly and adversely affect our performance.

It is anticipated that some credit investments that we will purchase will become non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to credit investments. By their nature, these investments will involve a high degree of risk. Such non-performing loans (“NPLs”) may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of the principal of the loan and/or the deferral of payments. Commercial and industrial loans in workout and/or restructuring modes and the bankruptcy or insolvency laws of non-U.S. jurisdictions are subject to additional potential liabilities, which may exceed the value of our original investment. For example, borrowers often resist foreclosure on collateral by asserting numerous claims, counterclaims and defenses against the holder of loans, including lender liability claims and defenses, in an effort to delay or prevent foreclosure. Even assuming that the collateral securing each loan provides adequate security for the loans, substantial delays could be encountered in connection with the liquidation of NPLs. In the event of a default by a borrower, these restrictions as well as the ability of the borrower to file for bankruptcy protection, among other things, may impede the ability to foreclose on or sell the collateral or to obtain net liquidation proceeds sufficient to repay all amounts due on the related loan. Under certain circumstances, payments earned from these NPLs may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Bankruptcy laws may delay our ability to realize on collateral for loan positions held by us or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the Bankruptcy Code. Any loss incurred on these types of investments may be significant and adversely affect our performance.

We may acquire loans made to foreign entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals.

The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which we may invest and it may be difficult for a servicer to pursue non-U.S. borrowers. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on us. Our loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

Our exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of our exposure to loans to foreign entities and individuals. We are unlikely to be able to pass through to stockholders foreign income tax credits in respect of any foreign income taxes we pay.

Our purchase of loans or participation interests underlying certain loans may expose us to risk of losses resulting from default and foreclosure.

Although we invest in credit investments that are directly or indirectly secured by collateral, we may be exposed to losses resulting from default and foreclosure of any such credit investments in which we have invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of our investments. No guarantee can be made regarding the adequacy of the protection of our security in the credit investments in which we invest. Moreover, in the event of foreclosure or default, we may assume direct ownership of any assets collateralizing such defaulted credit investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such credit investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such credit investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Our claims against a borrower may be subject to equitable subordination to other claims against the borrower.

Under the laws of certain jurisdictions, a court may use its equitable powers to subordinate the claim of a lender to some or all of the other claims against the borrower under certain circumstances. The concept of equitable subordination is that a claim may normally be subordinated only if its holder is guilty of some misconduct. The remedy is intended to be remedial, and not penal. In determining whether equitable subordination of a claim is appropriate in any given circumstance, courts may look to whether the following conditions have been satisfied: (i) whether the claimant has engaged in some type of inequitable conduct; (ii) whether the misconduct has resulted in injury to the creditors of the bankrupt company or conferred an unfair advantage on the claimant; and (iii) whether equitable subordination would be inconsistent with other applicable provisions of the Bankruptcy Code. While the stated test could be interpreted broadly, equitable subordination is usually confined to three general paradigms: (x) when a fiduciary of the debtor (who is also a creditor) misuses its position to the detriment of other creditors; (y) when a third party (which can include a lender) controls the debtor to the disadvantage of other creditors; and (z) when a third party actually defrauds other creditors. We may be subject to claims from creditors of an obligor that debt assets of such obligor which are held by us should be equitably subordinated. The concept of equitable subordination (or the equivalent thereof) may vary from jurisdiction to jurisdiction. To the extent the concept of equitable subordination were to apply to an originating lender of a loan in which we have acquired a participation interest, we could be adversely affected.

Recharacterization of a claim under the Bankruptcy Code could adversely affect us.

Under the Bankruptcy Code, a court may use its equitable powers to “recharacterize” the claim of a lender, i.e., notwithstanding the characterization by the lender and borrower of a loan advance as a “debt,” to find that the advance was in fact a contribution in exchange for equity. Typically, recharacterization occurs when an equity holder asserts a claim based on a loan made by the equity holder to the borrower at a time when the borrower was in such poor financial condition that other lenders would not make such a loan. In effect, a court that recharacterizes a claim makes a determination that the original circumstance of the contribution warrants treating the holder’s advance not as debt but rather as equity. In determining whether recharacterization is warranted in any given circumstance, courts may look at the following factors: (i) the names given to the instruments (if any) evidencing the indebtedness; (ii) the presence or absence of a fixed maturity or scheduled payment; (iii) the presence or absence of a fixed rate of interest and interest payments; (iv) the source of repayments; (v) the adequacy or inadequacy of capital; (vi) the identity of interest between the creditor and the equity holders; (vii) the security (if any) for the advances; (viii) the borrower’s ability to obtain financing from outside lending institutions; (ix) the extent to which the advances were subordinated to the claims of outside creditors; (x) the extent to which the assets were used to acquire capital assets; and (xi) the presence or absence of a sinking fund to provide for repayment. These factors are reviewed under the circumstances of each case, and no one factor is controlling. We may be subject to claims from creditors of an obligor that debt obligations of such obligor held by us should be recharacterized. We could be adversely affected whether we were the lender of record or we acquired a participation interest in a loan that was subject to recharacterization.

If we own debt that is junior to other secured debt, we could lose the entire value of our investment in such debt.

We may invest in secured debt issued by companies that have or may incur additional debt that is senior to the secured debt owned by us. In many instances, loans made by us may be part of a unitranche structure in which a single lien on behalf of all the lenders in the structure will be filed against the assets of the borrower(s) if the lenders holding the different tranches of debt (including us) will contractually agree to their respective priorities in those assets. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of any such company, the owners of senior secured debt (i.e., the owners of first priority liens), including in a unitranche structure through the contractual agreements between the lenders, generally will be entitled to receive proceeds from any realization of the secured collateral until they have been reimbursed. At such time, the owners of junior secured debt (including, in certain circumstances, us) will be entitled to receive proceeds from the realization of the collateral securing such debt. There can be no assurance that the proceeds, if any, from the sale of such collateral would be sufficient to satisfy the loan obligations secured by subordinate debt instruments. To the extent that we own secured debt that is junior to other secured debt, we may lose the value of our entire investment in such secured debt.

Changing interest rates and prepayment features may decrease the value of credit investments.

We may invest in fixed interest rate credit investments. The value of fixed interest rate credit investments generally has an inverse relationship with future interest rates. Accordingly, if interest rates rise, the value of such instruments may decline. In addition, to the extent that the assets underlying specific financial instruments may be prepaid without penalty or premium, the value of such financial instruments may be negatively affected by increasing prepayments. Such prepayments tend to occur more frequently as interest rates decline.

Risks Related to Underlying Funds

Non-U.S. Risk

Certain of the Underlying Funds may invest and we may co-invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to us and the Underlying Funds may be incomplete, inaccurate, and/or significantly delayed. We and the Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on our net asset value.

Valuation of the Fund’s Investment Interests

The valuation of our investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a quarterly basis. We will provide valuations, and will issue Shares, on at least a quarterly basis. A large percentage of the securities in which the Underlying Funds invest will not have a readily ascertainable market price and will be fair valued by the Underlying Fund. In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to us. To the extent that we do not receive timely information from the Underlying Funds regarding their valuations, our ability to accurately calculate our net asset value may impaired. As a result, an Underlying Fund’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

An Underlying Fund’s information could also be inaccurate due to fraudulent activity, misvaluation, or inadvertent error. We may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment

We determine our quarter-end net asset value based upon the valuations reported by the Underlying Funds, which may not reflect market or other events occurring subsequent to the quarter-end. We will fair value our holdings in Underlying Funds to reflect such events, consistent with our valuation policies; however, there is no guarantee we will correctly fair value such investments. Additionally, the valuations reported by Underlying Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Underlying Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing our net asset value, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of our repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Underlying Funds or revisions to the net asset value of an Underlying Fund or direct private equity investment adversely affect our net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Illiquidity of Underlying Fund Interests

There is no regular market for interest in Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Underlying Fund and could occur at a discount to the stated net asset value. If the Advisers determine to cause us to sell our interests in an Underlying Fund, we may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Indemnification of Underlying Funds, Underlying Fund Managers and Others

We may agree to indemnify certain of the Underlying Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Underlying Funds. If we were required to make payments (or return distributions) in respect of any such indemnity, we could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of Our Interest in an Underlying Fund

An Underlying Fund may, among other things, terminate our interest in that Underlying Fund (causing a forfeiture of all or a portion of such interest) if we fail to satisfy any capital call by that Underlying Fund or if our continued participation in the Underlying Fund would have a material adverse effect on the Underlying Fund or its assets. Our over-commitment strategy may increase the risk that we are unable to satisfy a capital call from an Underlying Fund.

General Risks of Secondary Investments

The overall performance of our secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases we may not be able to carve out from such purchases those investments that the Advisers consider (for commercial, tax, legal, or other reasons) less attractive. Where we acquire an Underlying Fund interest as a secondary investment, we will generally not have the ability to modify or amend such Underlying Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax, and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where we acquire an Underlying Fund interest as a secondary investment, we may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Underlying Fund and, subsequently, that Underlying Fund recalls any portion of such distributions, we (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Fund. While we may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Fund, there can be no assurance that we would have such right or prevail in any such claim.

We may acquire secondary investments as a member of a purchasing syndicate, in which case we may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy

We may maintain a sizable cash position in anticipation of funding capital calls. We will be required to make incremental contributions pursuant to capital calls issued from time to time by Underlying Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

We will employ an “over-commitment” strategy, which could result in an insufficient cash supply to fund Underlying Fund commitments. Such a shortfall would have negative impacts on us, including an adverse impact on our ability to pay for repurchases of Shares tendered by Shareholders or to meet expenses generally. Moreover, if we default on our commitment or fail to satisfy capital calls in a timely manner then, generally, we will be subject to significant penalties, including the complete forfeiture of our investment in the Underlying Fund. Any failure by us to make timely capital contributions in respect of its commitments may (i) impair our ability to pursue our investment program, (ii) force us to utilize leverage or to utilize leverage on terms unfavorable to us, (iii) indirectly cause us, and, indirectly, the Shareholders to be subject to certain penalties from the Underlying Funds (including the complete forfeiture of our investment in an Underlying Fund), or (iv) otherwise impair the value of our investments (including the devaluation of the Fund).

Other Registered Investment Companies

We may invest in the securities of other registered investment companies to the extent that such investments are consistent with our investment objective and permissible under the 1940 Act. Under Section 12 of the 1940 Act, we may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of our total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by us or (iii) more than 5% of our total assets would be invested in any one registered investment company. We, as a holder of the securities of other investment companies, will bear our pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses we incur.

Investments in Non-Voting Stock; Inability to Vote

We intend to hold our interests in the Underlying Funds in nonvoting form or limit our voting rights to a certain percentage. Where only voting securities are available for purchase, we will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of our investment. We will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that we contractually forgo the right to vote Underlying Fund securities, we will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to our interests. As a result, our influence on an Underlying Fund could be diminished, which may consequently adversely affect us and our Shareholders.

Limited Operating History of Fund Investments

Many of the Underlying Funds may have limited operating histories and the information we will obtain about such investments may be limited. As such, the ability of the Advisers to evaluate past performance or to validate the investment strategies of such Underlying Funds will be limited.

Nature of Portfolio Companies

The portfolios of the Underlying Funds will include direct and indirect investments in various companies, ventures, and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The portfolios of the Underlying Funds may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Smaller Capitalization Issuers

Underlying Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume, and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

High Yield Securities and Distressed Securities

Underlying Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk bonds”) and may invest in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s or below BBB by S&P, or if unrated, considered by an Underlying Fund Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. An Underlying Fund’s investments in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain of the companies in whose securities the Underlying Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Underlying Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Underlying Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Underlying Fund experiencing greater risks than it would if investing in higher rated instruments.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Underlying Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Underlying Fund’s investment portfolio.

Other Instruments and Future Developments

An Underlying Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. In addition, an Underlying Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Dilution

We may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in our investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in our Shares if subsequent investments underperform the prior investments.

Risks Related to the Fund's Business And Structure

Independence and Discretion of the Board

The Board may change our investment objective by providing Shareholders with 60 days’ prior notice, or may modify or waive our current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse. Our investment objective is to seek long-term capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Investment Interests. This investment objective may be changed by the Board if we provide Shareholders with at least 60 days’ prior notice. In addition, the Board has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without Shareholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results, or the value of the Shares. However, the effects might be adverse, which could negatively impact our ability to pay distributions and cause Shareholders to lose all or part of their investment. Moreover, we will have significant flexibility in investing the net proceeds of the Offering and may use the net proceeds from the Offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the Offering. Finally, since our Shares are not listed on a national securities exchange, Shareholders will be limited in their ability to sell their Shares in response to any changes in our investment objective, operating policies, investment criteria, or strategies.

Reliance on the Adviser

Our ability to achieve our investment objective depends on the Advisers' ability to manage and support the investment process. If the Advisers were to lose access to their respective professionals, our ability to achieve our investment objective could be significantly harmed. Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of the Advisers. The Advisers will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of the Advisers. The departure of any of the Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on the Advisers' ability to identify, analyze, invest in, finance, and monitor Underlying Funds and other companies and investments and the Advisers' capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Advisers may need to hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. The Advisers may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition, and results of operations.

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement, and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon [60 days’] notice to us, and the Sub-Advisory Agreement may be terminated [at any time, without penalty, by the Sub-Adviser upon 60 days’ notice to the Adviser]. If any such agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace the Advisers or Administrator.

Competition for Investment Opportunities

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns, and result in losses. We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding and alternative investment vehicles, such as hedge funds. As a result of these new entrants, competition for investment opportunities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match its competitors’ pricing, terms, and structure. If we are forced to match our competitors’ pricing, terms, and structure, we may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Also, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company. Furthermore, many of our competitors are not subject to the source-of-income, asset diversification, and distribution requirements we must satisfy to maintain our qualification as a RIC.

Amount or Frequency of Distributions Not Guaranteed

There is a risk that investors in our Shares may not receive distributions or that distributions may not grow over time. We intend to make distributions to Shareholders out of assets legally available for distribution. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. All distributions will be paid as, if and when authorized by the Board and declared by us and will depend on our earnings, our net investment income, our financial condition, maintenance of our qualification as a RIC, compliance with the 1940 Act and Maryland law and such other factors as the Board may deem relevant from time to time.

The amount of any distributions we may make is uncertain, and any distributions will be authorized in the sole discretion of the Board out of assets legally available therefore. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that an investor originally invested and represent a return of capital to an investor for tax purposes.

We intend, subject to authorization by the Board, to declare distributions on a quarterly basis and pay distributions on a quarterly basis. We will pay these distributions to Shareholders out of assets legally available for distribution. While the Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure investors that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this Registration Statement. In addition, the inability to satisfy the asset coverage test applicable to us as a registered closed-end management investment company may limit our ability to pay distributions. All distributions will be paid as, if and when authorized by the Board and declared by us and will depend on our earnings, financial condition, maintenance of its RIC status, compliance with applicable investment company regulations, compliance with Maryland law, and such other factors as the Board may deem relevant from time to time. We cannot assure investors that we will pay distributions to Shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of the Offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in the Shares, which may result in you recognizing more gain (or less loss) when your Shares are sold. Distributions from the proceeds of the Offering or from borrowings also could reduce the amount of capital we ultimately invest in our investments.

Fluctuation in Performance

We may experience fluctuations in our quarterly results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the investments we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Non-Diversified Status

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence. We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M.

Regulatory Risks

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, and the investments in which we intend to invest, will be subject to regulation at the local, state, and U.S. federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our Shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this Registration Statement and may result in our investment focus shifting from the areas of expertise of the Advisers to other types of investments in which the Advisers may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of our Shareholders' investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of the Offering, we will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of its evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that its internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial regulation on us remains uncertain.

In light of recent prior conditions in the U.S. and global financial markets and the U.S. and global economy, legislators and regulators remain focused on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” institutes a wide range of reforms that have had an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will continue to be implemented over time, most of which continue to be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will continue to be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition remains unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be adverse to us and our Shareholders.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which will be referred to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, we will be permitted to issue additional shares of preferred stock so long as the our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of its indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our Shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to Shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of Shareholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of common stock or otherwise be in the best interest of investors.

We may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that we may enter into and the risks associated with them are described elsewhere in this Registration Statement. We cannot assure investors that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on our Shares.

To the extent the terms of such transactions obligate us to make payments, we may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by us under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by us under the terms of such transactions is represented by the notional amounts of such investments, we would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by us under the terms of such transactions is represented by the market value of our current obligations, we would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate us to deliver particular securities to extinguish our obligations under such transactions, we may “cover” our obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide us with available assets to satisfy our obligations under such transactions. As a result of such earmarking, segregation or cover, our obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the 1940 Act’s limitations on borrowings discussed above, but may create leverage for us. To the extent that our obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation, or cover requirements can result in us maintaining securities positions we would otherwise liquidate, thereby segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

We will not generally be able to issue and sell our Shares at a price below net asset value per Share. We may, however, sell our Shares at a price below the then-current net asset value per Share if the Board determines that such sale is in our best interests and the Shareholders, and the Shareholders approve such sale. In any such case, the price at which our Shares are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of Shareholders at that time will decrease, and Shareholders may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting Shares will be considered our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or collateralized loan obligation (“CLO”) (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting Shares, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by the Advisers or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Investment Platform Risks

We rely on third-parties and FDIC-insured banks to process transactions through our online investment platform (the “Poolit Platform”).

We rely on third-party and FDIC-insured depository institutions to process transactions through the Poolit Platform, including payments on investments. Under the ACH rules, if we experience a high rate of reversed transactions (“chargebacks”), Poolit may be subject to sanctions and potentially disqualified from using the system to process payments. In addition, if for any reason, Poolit’s third-party vendor and/or FDIC- insured bank that processes transactions, were no longer able to do so, we would be required to transition such services. In such an event, we could experience significant delay in our ability to process payments timely and our ability to receive payments on our investments will be delayed or impaired.

If the security of Shareholders' confidential information stored on the Poolit Platform’s systems is breached or otherwise subjected to unauthorized access, Shareholder private information may be inadvertently disclosed or stolen.

The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Poolit Platform may store bank information and other personally-identifiable sensitive data of both investors and borrowers. The Poolit Platform is compliant with payment card industry security standards and uses daily security monitoring services and intrusion detection services monitoring malicious behavior. However, any willful security breach or other unauthorized access could cause a Shareholder's secure information to be stolen and used for criminal purposes, and the Shareholder would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Poolit Platform and our third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause investors and originators and/or borrowers to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, would harm our reputation, resulting in a loss of Shareholders, and the value of Shareholders' investment in the shares could be adversely affected. Additionally, a security breach or violations of GLBA and other laws could subject us to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on our brand and reputation. We may also face regulations related to privacy and data security in the other jurisdictions in which we invest.

Any significant disruption in service on the Poolit Platform or in its computer systems could materially and adversely affect our ability to perform our obligations.

If a catastrophic event resulted in a Poolit Platform outage and physical data loss, our ability to perform our obligations would be materially and adversely affected. The satisfactory performance, reliability, and availability of the Poolit Platform’s technology and its underlying hosting services infrastructure are critical to our operations, level of customer service, reputation and ability to attract new Shareholders and retain existing Shareholders. The Poolit Platform’s hosting services infrastructure is provided by a third-party hosting provider (the “Hosting Provider”). The Poolit Platform also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the Poolit Platform mobile app or website will be uninterrupted, error-free or secure. The Poolit Platform’s operations depend on the Hosting Provider’s ability to protect its and the Poolit investment portal’s systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm our systems, criminal acts and similar events. If the Poolit Platform’s arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, an interruption in service as well as delays and additional expense in arranging new facilities could be experienced. Any interruptions or delays in the Poolit Platform’s service, whether as a result of an error by the Hosting Provider or other third- party error, Poolit’s error, natural disasters or security breaches, whether accidental or willful, could harm our ability to perform any services with respect to investments or maintaining accurate accounts, and could harm our relationships with our Shareholders and its reputation. Additionally, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur. Our disaster recovery plan has not been tested under actual disaster conditions, and there would be some delay in recovering data and services in the event of an outage at a facility operated by the Hosting Provider. In addition, there is no guarantee that all data would be recoverable. These factors could prevent us from processing or posting payments on the investments, divert employees’ attention and damage our brand and reputation.

Substantial Fees and Expenses

A Shareholder that meets the eligibility conditions imposed by one or more Underlying Funds, including minimum initial investment requirements that may be substantially higher than any that we impose, could potentially invest directly in primaries of such Underlying Funds. By investing in the Underlying Funds through us, a Shareholder will bear a portion of the Management Fee and our other expenses. A Shareholder will also indirectly bear a portion of the asset-based fees, carried interests or incentive allocations (which are a share of an Underlying Fund’s returns which are paid or allocated to such Fund's Underlying Fund Manager) and fees and expenses borne by us as an investor in the Underlying Funds. In addition, to the extent that we invest in an Underlying Fund that is itself a “fund of funds,” we will bear a third layer of fees. Each Underlying Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Funds and our performance generally. As a result, an Underlying Fund with positive performance may receive compensation from us, even if our overall returns are negative.

Control Positions

Underlying Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Underlying Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Underlying Funds, the investing Underlying Funds likely would suffer losses on their investments.

Insider Information

From time to time, we or our affiliates may come into possession of material, non-public information concerning an entity in which we have invested, or proposes to invest. Possession of that information may limit our ability to buy or sell securities of the entity.

Closed-end Fund; Liquidity Risks

We are a non-diversified closed-end management investment company designed primarily for long-term investors and are not intended to be a trading vehicle. An investor should not invest in our Shares if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Recourse to Our Assets

Our assets, including any investments we make and any interest in the Underlying Funds we hold, are available to satisfy all of our liabilities and other obligations. If we become subject to a liability, parties seeking to have the liability satisfied may have recourse to our assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Risks Related to an Investment in Shares

Repurchase Risks

Investors will have limited opportunities to sell their Shares and, to the extent investors are able to sell their Shares under our Share Repurchase Program, they may not be able to recover the amount of their investment in our Shares.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our Minimum Offering Requirement, we intend to commence repurchase offers to allow investors to sell our Shares on a quarterly basis at a price equal to the net asset value per share of our Shares most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. The Share Repurchase Program will include numerous restrictions that limit investors' ability to sell their Shares. We intend to limit the number of Shares repurchased pursuant to our proposed Share Repurchase Program as follows: (1) we will not repurchase Shares in any calendar year in excess of 20% of the weighted average number of Shares outstanding in the prior calendar year, or 5% in each quarter; and (2) to the extent that the number of Shares submitted to us for repurchase exceeds the number of Shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase Shares if the repurchase would violate the restrictions on distributions under U.S. federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any quarterly period. The Board may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify investors of such developments (1) in our quarterly reports or (2) by delivering notice to investors, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a Share Repurchase Program, we have discretion to not repurchase its shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our Share Repurchase Program may be at a time that is disadvantageous to Shareholders.

When we make quarterly repurchase offers pursuant to the Share Repurchase Program, we may offer to repurchase Shares at a price that is lower than the price that investors paid for Shares in the Offering. As a result, to the extent investors have the ability to sell their Shares to us as part of our Share Repurchase Program, the price at which an investor may sell Shares, which will be the net asset value per Share of our Shares most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of Shares in the Offering.

In addition, in the event a Shareholder chooses to participate in our Share Repurchase Program, the Shareholder will be required to provide us with notice of intent to participate prior to knowing what the net asset value per Share will be on the repurchase date. Although a Shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a Shareholder seeks to sell Shares to us as part of our periodic Share Repurchase Program, the Shareholder will be required to do so without knowledge of what the repurchase price of our Shares will be on the repurchase date.

Takeover Defense

Certain provisions of our Charter and Bylaws could deter takeover attempts and have an adverse impact on the value of our Shares.

Our Charter and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under our Charter, certain Charter amendments and certain transactions such as a merger, conversion of us to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by Shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of our “continuing directors,” as defined in our Charter. Additionally, the Board is authorized to classify and reclassify any issued shares of stock into other classes or series of stock, including preferred stock, and authorize the issuance of shares in one or more classes or series, including preferred shares; and a majority of the entire Board may, without Shareholder action, amend our Charter to increase or decrease the number of shares of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our Shares the opportunity to realize a premium over the value of the Shares.

Fund Name

We entered into a royalty-free license to use the name “Poolit Private Equity Access Fund, Inc.” which may be terminated if the Adviser is no longer our investment adviser.

We entered into a royalty-free license agreement with Poolit. Under this agreement, Poolit has granted us a non-exclusive license to use the name “Poolit Private Equity Access Fund, Inc.” Under the license agreement, we will have the right to use the “Poolit Private Equity Access Fund, Inc.” name for so long as the Adviser remains our investment adviser.

Forum Selection

The forum selection clause included in our Bylaws may hinder the ability of Shareholders to bring claims resulting from their investment in us in a jurisdiction of their choosing.

Our Bylaws include a forum selection provision that generally requires that certain claims brought by Shareholders be made in the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division. The forum selection clause included in our Bylaws will likely make it more difficult for a Shareholder, or those covered by our forum selection clause, to successfully pursue litigation against us in another jurisdiction, including one that may be more favorable to such Shareholder. For the avoidance of doubt, the forum selection clause included in our Bylaws does not cover claims made by Shareholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder. In addition, to the extent an active trading market for our Shares develops in the future, the existence of a forum selection clause may discourage certain investors from acquiring our Shares, which may hinder the price at which they trade.

LIBOR

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

In March 2021, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel LIBOR’s administrator to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The potential effects of the transition away from LIBOR on us or on our investments are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. Dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, interest rates on financial instruments tied to LIBOR, as well as the revenue and expenses associated with those financial instruments, may be adversely affected.

Any uncertainty in the value of LIBOR or the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform could adversely affect the liquidity and value of our investments.

Risks Related to the Advisers and its Affiliates

Incentive Allocation Arrangements

The Underlying Fund Managers may receive performance incentives that create an incentive for the Underlying Fund Managers to make riskier investments.

Each Underlying Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Underlying Fund that it manages, typically subject to a preferred return. These performance incentives may create an incentive for the Underlying Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

The Adviser has limited prior experience managing a registered closed-end management investment company or a RIC. Therefore, the Adviser may not be able to successfully operate our business or achieve our investment objective.

The Adviser has limited prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, the Adviser may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our Shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification, and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. The Adviser has limited prior experience managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder the Adviser’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

The Advisers and their affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of the Shareholders.

The Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the Advisers to earn increased Management Fees.

The Advisers' professionals’ time and resources may be diverted due to obligations they have to other clients.

The Adviser's professionals serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of the Shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on the Advisers to manage our day-to-day activities and to implement our investment strategy. The Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Advisers, their personnel and certain of their affiliates will have conflicts of interest in allocating their time and resources between our activities and other activities in which they are or may become involved, including (in the case of the Adviser) the management of other investment vehicles on the Poolit Platform. Our Advisers and their personnel will devote only as much of its or their time and resources to our business as our Advisers and their personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, the Advisers and their affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort, and ability of the members of the Advisers and their affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of the Advisers and their affiliates.

We may face additional competition due to the fact that individuals associated with the Advisers are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

The Advisers' professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of the Adviser are simultaneously providing advisory services to other affiliated entities, including the management of other investment vehicles on the Poolit Platform. As a result, we may compete with any such investment entity for the same investors and investment opportunities. We will be unable to participate in certain transactions originated by the Adviser or its affiliates unless we receive co-investment exemptive relief from the SEC, and prior to the receipt of such relief, we may only engage in such co-investment opportunities in accordance with existing regulatory guidance. To the extent we are able to make co-investments with the Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. We could be limited in our ability to invest in certain investments in which the Sub-Adviser or any of its affiliates are investing or are invested.

Affiliates of the Advisers have no obligation to make their originated investment opportunities available to the Advisers, as applicable, or to us, and such opportunities may be provided to affiliates of the Advisers.

To mitigate the foregoing conflicts, the Advisers and their affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Material Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

●	The annual distribution requirement for a RIC will be satisfied if we distribute to Shareholders on an annual basis at least the sum of 90% of our "investment company taxable income" (generally its net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of its gross income for each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships.

●	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of each taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash-equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of our total assets and to not more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash.

We may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount.

We may have to sell some of its investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of distributions.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, certain Shareholders may be taxed as though they received a distribution of some of our expenses.

To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 Shareholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include Shareholders that are (i) individuals (other than nonresident aliens who do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required shareholders communications. Shareholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability of such rules to their investment in the Fund's shares.

The Fund may in the future choose to pay dividends in part in the Fund's own stock, in which case the Fund may be required to pay tax in excess of the cash investors receive.

We may distribute taxable dividends that are payable in cash or shares of common stock at the election of each Shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of Shareholders are treated as taxable dividends. The U.S. Internal Revenue Service (the “IRS”) has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many Shareholders elect to receive their distributions in cash, each such Shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable Shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. Shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of Shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We cannot predict how tax reform legislation will affect us, our investments, or our Shareholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. U.S. tax reform legislation enacted in 2017 made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our Shareholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our Shareholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Investments.

LEVERAGE

To seek to enhance our returns and manage our liquidity needs (e.g., to provide us with temporary liquidity to acquire investments in Investment Interests in advance of our receipt of redemption proceeds from another Investment Interest), we expect to borrow money from time to time at the discretion of our Advisers within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets (the “Asset Coverage Requirement”)). In determining whether and when to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook, taking into account our current liquidity needs and the relative maturity dates of our portfolio. The use of borrowed funds to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds would be borne by holders of our Shares.

To the extent we use leverage in connection with our investment activities, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in our Shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any decrease in our income would cause net income attributable to our Shareholders to decline more sharply than it would have had we not utilized leverage. Such a decline could negatively affect our ability to make distribution payments. Leverage is generally considered a speculative investment technique.

The use of leverage creates an opportunity for increased Share net investment income distributions, but also creates risks for Shareholders. We cannot assure you that the use of leverage, if employed, will result in a higher yield on our Shares. Any leveraging strategy we employ may not be successful.

Leverage involves risks and special considerations for Shareholders, including:

●	the likelihood of greater volatility of net asset value and distribution rate of the Shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage we must pay will reduce the return to the Shareholders; and

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Shares than if we were not leveraged.

Any decline in the net asset value of our Investment Interests will be borne entirely by the Shareholders. Therefore, if the market value of our portfolio declines, leverage will result in a greater decrease in net asset value to our Shareholders than if we were not leveraged. While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurances that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Shareholders relative to the circumstance where we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Certain types of leverage used by us may result in us being subject to covenants relating to asset coverage and portfolio composition requirements, such as the Asset Coverage Requirement described above. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any senior securities we may issue. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than the Asset Coverage Requirement.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of our dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

Investment Interests may also utilize leverage in their investment activities. Borrowings by Underlying Funds are not subject to the Asset Coverage Requirement. Accordingly, our portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Interests and the volatility of the value of the Shares may be great, especially during times of a "credit crunch" and/or general market turmoil, such as that experienced during late 2008 or the current global pandemic. In general, the use of leverage by us or Investment Interests may increase our volatility or that of the Investment Interests.

ITEM 9.	MANAGEMENT

ITEM 9.1(a)	BOARD OF DIRECTORS:

Pursuant to our Charter and Bylaws, our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among others, the oversight of (i) our investment activities, (ii) the performance of the Adviser and Sub-Adviser, (iii) the quarterly valuation of our assets, and (iv) our financing arrangements and corporate governance activities. Our Board will have an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees from time to time as necessary. Each director will serve until the expiration of the term to which he or she is elected and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, and may be removed only for cause (as defined in our Charter) by the Shareholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.

Any vacancy on our Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board created by an increase in the number of directors may be filled by a majority vote of the entire Board.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The Board will consist of five members, three of whom are not "interested persons" of the Fund or the Advisers as defined in Section 2(a)(19) of the 1940 Act (the "Independent Directors"). As we are not required to hold regular annual meetings of Shareholders, the directors are elected for indefinite terms. We are prohibited from making loans or extending credit, directly or indirectly to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding the Board is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Poolit Private Equity Access Fund, Inc., 429 Lenox Avenue, Miami, Florida 33139.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Directorships Held by Director During Past 5 Years
Dakotah Rice, 28	President and Chief Executive Officer	Since Inception	Founder and CEO of Poolit, Inc.; Investment Analyst, Coatue Management; Senior Analyst, The Carlyle Group; Investment Banking Analyst (TMT), Goldman Sachs.	BUILD NYC; Teach for America New York; Breakthrough Greater Boston

Nicholas Gomez, 25	Secretary and Chief Investment Officer	Since Inception	Investment Associate, Northwestern Investment Office; Associate, Boston Consulting Group; Senior Investment Analyst, Yale Investments Office	None

Independent Directors

The following directors are not "interested persons" as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]

Director Qualifications

Our Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board to operate effectively in governing us and protecting the interests of its Shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board.

Dakotah Rice. [Mr. Rice is the Founder and CEO of Poolit and has been a Director since inception in 2022. Prior to founding Poolit Mr. Rice was an investment analyst at Coatue Management covering companies across the internet, media, and telecommunications sectors. Earlier in his career, he worked as an investor at The Carlyle Group and as an investment banker at Goldman Sachs. Mr. Rice graduated from Brown University in 2016 with a Bachelors in Political Science and is currently on a leave of absence from pursuing his Masters in Business Administration at Harvard Business School. He sits on the Board of Directors for BUILD NYC and on the junior boards of both Teach for America New York and Breakthrough Greater Boston.]

Nicholas Gomez. [Mr. Gomez leads the investment partnerships function at Poolit and has been a Director since inception in 2022. Prior to Poolit, Nicholas was an investment associate at Northwestern University, where he drove portfolio management and investment due diligence activities for the Endowment with regards to private equity, venture capital, and real assets. Prior to this, Nicholas Gomez was an associate at the Boston Consulting Group and a senior investment analyst at Yale University. Nicholas graduated with a Bachelor of Science in Chemical Engineering from Yale University.]

[To be provided.]

[To be provided.]

[To be provided.]

Information about Executive Officers Who are Not Directors

The address for each executive officer is c/o Poolit Private Equity Access Fund, Inc., 429 Lenox Avenue, Miami, Florida 33139.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Khadija Bingham, CPA 28	Treasurer and Chief Financial Officer	Since Inception	Internal Audit Associate and Vice President, Goldman Sachs; Chief Investment Officer, Money Honey Financial

DIRECTOR INDEPENDENCE

Our Board annually determines each director’s independence. We do not consider a director independent unless our Board has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.

Our Board has determined that each of the directors is independent and has no relationship with us, except as a director and Shareholder, with the exception of Dakotah Rice and Nicholas Gomez.

BOARD LEADERSHIP STRUCTURE

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board approves the appointment of our Advisers, the election of executive officers, reviews and monitors the services and activities performed by our Advisers and executive officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board may appoint a chair of the meeting to preside over the meetings of the Shareholders, or in the absence of such appointment, the Chairman of the Board shall preside over such meeting of Shareholders. Our Bylaws further provide that the Chairman shall preside over the meetings of the Board and to perform such other duties as may be assigned to him or her by our Board. We do not have a fixed policy as to whether the Chairman of our Board should be an independent director and believe that the Board should maintain the flexibility to designate the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our Shareholders at such times.

Presently, Mr. Rice serves as the Chairman of our Board. Mr. Rice is an interested director of us as described above. We believe that Mr. Rice’s familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, and that Mr. Rice will encourage an open dialogue between management and our Board, helping these groups act with a common purpose.

Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations and at different times. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

BOARD'S ROLE IN RISK OVERSIGHT

Our Board performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board” below, our Audit Committee and our Nominating and Corporate Governance Committee assist our Board in fulfilling its risk oversight responsibilities. Our Audit Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching, and nominating director candidates for election by our Shareholders, developing and recommending to our Board a set of corporate governance principles, and overseeing the evaluation of our Board and our management.

Our Board also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, our Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

COMMITTEES OF THE BOARD

Our Board has the following committees:

Audit Committee

Our Audit Committee is responsible for establishing guidelines and making recommendations to our Board regarding the valuation of our investments; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefor); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our Audit Committee are [ ], all of whom are independent. [ ] serves as the Chairman of our Audit Committee and our Board has determined that [ ] is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee selects and nominates directors for election by our Shareholders, selects nominees to fill vacancies on our Board or a committee thereof, develops and recommends to our Board a set of corporate governance principles and oversees the evaluation of our Board and our management. The committee is composed of [ ]. [ ] serves as Chairman of our Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by Shareholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a Shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of Shares owned, beneficially or of record, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our Shareholders.

In evaluating director nominees, the members of our Nominating and Corporate Governance Committee consider the following factors:

●	the appropriate size and composition of our Board;

●	whether or not the person is an "interested person" with respect to us as defined in Section 2(a)(19) of the 1940 Act;

●	our needs with respect to the particular talents and experience of our directors;

●	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	familiarity with national and international business matters;

●	experience with accounting rules and practices;

●	appreciation of the relationship of our business to the changing needs of society;

●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

●	all applicable laws, rules, regulations, and listing standards.

Our Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our Nominating and Corporate Governance Committee may consider such other factors as they may deem are in the best interests of us and our Shareholders. Our Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of our Board.

The members of our Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of our Board willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election, the independent members of our Board identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board and our Nominating and Corporate Governance Committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. Our Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. Our Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interests of our Shareholders.

COMPENSATION OF DIRECTORS

Our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees. The directors will be [ ]. Amounts payable will be determined and paid quarterly in arrears as follows: [ ] will receive [ annually], [ ], as Nominating and Corporate Governance Committee Chair will receive [ annually] and [ ], as Audit Committee Chair, will receive [ annually].

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The above directors do not receive any pension or retirement benefits from us.

We do not pay compensation to directors who also serve in an executive officer capacity for us or our Adviser.

COMPENSATION OF EXECUTIVE OFFICERS

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or the Administrator or their affiliates or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement and Administration Agreement. Each of our executive officers is an employee of our Adviser or the Administrator or an affiliate thereof, or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by the Administrator, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary and other administrative support personnel under the Administration Agreement.

The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons, and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of gross negligence, knowing and willful misconduct, fraud, or reckless disregard in the performance of its duties by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our Shareholders.

ITEM 9.1(b)	INVESTMENT ADVISERS:

INVESTMENT ADVISORY AGREEMENT

Management Services

Poolit Fund Management, LLC, a Delaware limited liability company, has registered as an investment adviser under the Advisers Act and serves as our Adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of the Board, our Adviser oversees our day-to-day operations and provides us with investment advisory services. The Adviser is wholly-owned and controlled by Poolit, a Delaware Corporation. The principal office of the Adviser is located at 429 Lenox Avenue, Miami, Florida 33139.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, our Adviser:

●	oversees the Sub-Adviser's determinations regarding the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	oversees how the Sub-Adviser identifies/sources, researches, evaluates, and negotiates the structure of the investments we make;

●	monitors the investments we make;

●	oversees the Sub-Adviser's determinations regarding the securities and other assets that we will purchase, retain, or sell;

●	uses reasonable efforts to ensure that our investments consist mainly of shares, securities, or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes, and other evidences of indebtedness;

●	oversees the Sub-Adviser's performance of due diligence on prospective investments; and

●	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

Our Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Aggregation of Orders

The Adviser may to the extent permitted by applicable laws, regulations and any exemptive relief or positions of the staff of the SEC, but will be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Adviser in a fair and equitable manner and consistent with the Adviser’s fiduciary obligations to us and to the Adviser’s other clients, in a manner consistent with the Adviser’s allocation policies and procedures and to the extent permitted by applicable laws and regulations. In some cases, the Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Underlying Funds.

Proxy Voting

The Adviser will use its good faith judgment in a manner which it reasonably believes best serves the interests of the Shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Underlying Funds. The Adviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). Our custodian will cause to be forwarded to the Adviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that we or our representatives may receive. The Adviser has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act and agrees that it will comply with such procedures with respect to all proxies solicited by or with respect to the issuers of any voting securities in the Underlying Funds. The Adviser further agrees that it will provide the Board as it may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by it and agreed to by the Adviser. For the avoidance of doubt, the Adviser has sole and full discretion to vote (or not to vote) any securities constituting the Underlying Funds.

Advisory Fees

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser the Management Fee for investment advisory and management services. For services rendered under the Investment Advisory Agreement, the Management Fee is calculated and payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee will be calculated at a rate of [1.375]% per annum of our gross assets at the end each calendar quarter. Our Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under the Investment Advisory Agreement, other than the Management Fee. The Management Fee is in addition to the asset-based fees and incentive compensation paid or allocated by the Investment Interests to the Underlying Fund Managers and indirectly paid by our investors.

We intend to allow purchases of Shares by interested directors, officers and employees of the Fund, the Adviser or an affiliate thereof. Purchases of Shares will be offered on the same terms and conditions as Shares are offered to non-affiliated investors.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for the Board's approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement under the 1940 Act.

Payment of Expenses

Except as otherwise provided in the Investment Advisory Agreement, the Advisers will each be solely responsible for the compensation of their respective investment professionals and their allocable portion of the compensation of any personnel that provide them operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment, and utilities) attributable thereto. We will bear all other fees, costs, and expenses incurred in connection with our operation, administration, and transactions, including, but not limited to, those relating to:

●	our organization;

●	any offering of our securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;

●	the establishment or operation of any credit facility or other leverage we may utilize;

●	interest payable on debt, if any, incurred by us;

●	sales and purchases of our Shares, including in connection with any tender offers or repurchase offers relating thereto, including without limitation, as provided for under the Share Repurchase Program;

●	any material acquisition, merger, consolidation, reorganization, asset sale, or other business combination involving us;

●	any annual or special meeting of our Shareholders;

●	Management Fees and related expenses payable under the Investment Advisory Agreement;

●	amounts payable under the Administration Agreement;

●	U.S. federal and state registration fees;

●	U.S. federal, state, local, and foreign taxes;

●	independent directors’ fees and expenses (including travel and other costs associated with the performance of Independent Directors' responsibilities);

●	our allocable portion of any fidelity bond, directors and officers / errors and omissions liability insurance, and any other insurance premiums;

●	the acquisition or disposition of investments, including any brokerage fees or commissions and any legal, accounting, or due diligence fees or expenses relating thereto;

●	the investigation and monitoring of our investments, including travel-related expenses;

●	calculating net asset value;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms and legal fees);

●	transfer agent and custodial fees;

●	the retention of any sub-administrator or third-party compliance firm;

●	marketing efforts (including attendance at investment conferences and similar events);

●	any exchange listing fees;

●	preparing, printing, and disseminating proxy materials, shareholders’ reports, and other notices;

●	preparing and submitting government filings, including periodic and other reports;

●	independent audits and the engagement of outside accountants and legal counsel;

●	reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and

●	printing, mailing, and all other direct expenses incurred by either of the Advisers, the Administrator or by us in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

We have entered into the Operating Expense Limitation Agreement with the Adviser, whereby the Adviser has agreed to absorb our Operating Expenses that exceed [2.0]% of our net assets, as determined as of the end of such calendar quarter, at the end of the Limitation Period. The Limitation Period refers to the period during the calendar quarter commencing [October 1], 2022 and ending [December 31], 2022. We have agreed to carry forward for the Subsequent Reimbursement Period, which will not to exceed three (3) years from the end of the Limitation Period, any Excess Operating Expenses, and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. We have additionally entered into the O&O Expense Limitation Agreement with the Adviser, under which it has agreed to limit O&O Expenses such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to 0.625% (62.5 basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Shares until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to five (5) years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser.

Deferral of Certain Organization and Offering Expense Reimbursement Payments

In connection with the Investment Advisory Agreement, our Adviser has agreed to receive reimbursement from us of organization and offering expenses it has paid on our behalf in an amount of up to [0.625]% (62.5 basis points) of the aggregate gross proceeds of the offering of our securities until all of the organization and offering expenses incurred and/or paid by our Adviser have been recovered. In addition, the Adviser may elect to defer in its sole discretion the reimbursement of all or a portion of any such expenses for a period of up to five years from the date such expenses were initially incurred.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting Shares, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty on 60 days’ written notice to the other. Our ability to achieve our investment objective depends on our Advisers’ ability to manage and support our investment process. If our Advisers were to lose access to their respective professionals, our ability to achieve our investment objective could be significantly harmed. Our Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business, and results of operations.

Limitations of Liability and Indemnification

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, fraud or reckless disregard in the performance of its duties, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty, or bad faith of any broker or other agent of the Fund who is not an affiliate of such Indemnitee; provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of Shares or our business, operation, administration, or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud, or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Licensing

We entered into a royalty-free license agreement with Poolit. Under this agreement, Poolit has granted us a non-exclusive license to use the name “Poolit Private Equity Access Fund, Inc.” Under the license agreement, we will have the right to use the “Poolit Private Equity Access Fund, Inc.” name for so long as the Adviser remains our investment adviser.

Additionally, we have entered into a royalty-free license agreement with Meketa pursuant to which we are permitted to use Meketa’s name, trademarks and certain other technologies and materials in connection with our operations, subject to Meketa’s written approval. In the event Meketa is terminated as our Sub-Adviser for any reason, this license agreement will remain in effective for a term of two years from such termination date, and will entitle Meketa to compensation at the higher of the annual Sub-Adviser Management Fee, calculated as of the date of termination and payable quarterly, and $40,000 per quarter.

SUB-ADVISORY AGREEMENT

Management Services

The Sub-Adviser, a Massachusetts corporation, has registered as an investment adviser under the Advisers Act and serves as our sub-adviser pursuant to the Sub-Advisory Agreement (entered into by and among us, the Adviser and the Sub-Adviser) in accordance with the 1940 Act. Subject to the overall supervision of the Adviser and the Board, the Sub-Adviser provides us with non-discretionary investment advisory services. The principal address of the Sub-Adviser is 80 University Ave. Westwood, MA 02090.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser has the following duties:

●	Source and perform due diligence on prospective Underlying Fund investments within our investment objective and strategies;

●	Assist the Adviser in structuring investments in Underlying Funds, where required;

●	Source potential secondary investments in existing Underlying Funds;

●	Provide advice to the Adviser in connection with portfolio construction matters relating to the mix and allocation of Underlying Fund investments;

●	Monitor and assist in the valuation of our portfolio investments in Underlying Funds;

●	Provide quarterly reports to the Board with respect to the valuation and performance of our portfolio investments in Underlying Funds;

●	Assist the Adviser in selling interests in Underlying Funds in secondary trades, to the extent required; and

●	Assist the Adviser in evaluating tax implications with respect to any portfolio investments in Underlying Funds.

Subject to the supervision of the Board, the Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements (each, a “Trading Agreement”) on our behalf, as applicable) and take any other actions required to make investments pursuant to this, which may include any market and/or industry standard documentation; provided that the Sub- Adviser will obtain the prior written consent of the Adviser before entering into any Trading Agreement where we are identified by name either in or on an exhibit to such Trading Agreement and that would be binding upon us or any of our assets.

The Sub-Adviser’s services under the Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Sub-Adviser Management Fees

Pursuant to the Sub-Advisory Agreement, the Adviser has agreed to pay the Sub-Adviser a Sub-Adviser Management Fee for investment advisory and management services. The Sub-Adviser Management Fee is payable quarterly in arrears by the Adviser and is calculated at a rate of [0.375]% per annum of our gross assets at the end of each calendar quarter. The Sub-Adviser Management Fee for any partial month or quarter will be prorated and adjusted for any Share issuances or repurchases during the relevant month or quarter. In any calendar quarter in which the Sub-Adviser Management Fee, as calculated pursuant to the manner specified above, would be less than $[40,000], the Sub-Adviser Management Fee will instead be a fixed amount equal to $[40,000].

Board Approval of the Sub-Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be included in the first annual or semi-annual report filed subsequent to the effectiveness of the registered statement.

Payment of Expenses

Except as otherwise provided in the Sub-Advisory Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its activities under the Sub-Advisory Agreement, other than our investment-related expenses (including, but not limited to, the cost of securities, commodities and other investments purchased or sold for us (including brokerage commissions and other fees or charges associated with transactions), transfer fees, registration costs, taxes, interest or any other expenses we incur in connection with acquiring, holding or disposing of our investments, including any legal or third-party service fees incurred by the Sub-Adviser or by us in connection with securities held for it). Except as otherwise provided in the Sub-Advisory Agreement or by law, the Sub-Adviser will not be responsible for any other expenses incurred by or on our behalf in connection with its operation.

Covenants of the Sub-Adviser

Under the Sub-Advisory Agreement, the Sub-Adviser makes certain covenants to us and the Adviser, including in connection with (i) complying with applicable laws, (ii) assisting us and the Adviser with certain public filings, (iii) notifying us and the Adviser of certain error events and other material events, (iv) custody arrangements, (v) valuation assistance, (vi) cooperation with service providers and (vii) provision of certain portfolio information.

Use of Name

No right, express or implied, is granted by the Sub-Advisory Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other or its affiliates in connection with the performance of the Sub-Advisory Agreement, except that (a) either party may use the name, trade name or trademark of the other party as required by law or regulation and in disclosure required by law or regulation and (b) either party may receive the prior written consent of the other party to use the name, trade name or trademark of the other party in the limited instance set out in such written consent.

Duration and Termination

Unless terminated earlier as described below, the Sub-Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of the outstanding voting Shares, and, in either case, if also approved by a majority of directors who are not “interested persons” as defined in the 1940 Act. The Sub-Advisory Agreement will automatically terminate in the event of its assignment. The Sub-Advisory Agreement may also be terminated by either party without penalty on 60 days’ written notice to the other. Our ability to achieve our investment objective depends on the Adviser’s and the Sub-Adviser’s ability to manage and support the investment process. If the Adviser or the Sub-Adviser were to lose access to their respective professionals, our ability to achieve our investment objective could be significantly harmed. The Sub- Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

ITEM 9.1(c)	PORTFOLIO MANAGEMENT:

The Adviser and its professionals are responsible for overseeing the Sub-Adviser, who is responsible for the management of our investment portfolio. The Sub-Adviser is responsible for certain of our day-to-day operations and is responsible for developing, recommending, and implementing the investment strategy with respect to Underlying Funds, subject to our Adviser’s oversight. We will not employ the Adviser’s and the Sub-Adviser’s professionals, and neither the Adviser’s nor the Sub-Adviser’s professionals will receive compensation from us in connection with their portfolio management activities.

The management of our investment portfolio will be the responsibility of the Sub-Adviser, subject to the oversight of the Adviser and its professionals. The Adviser's Senior Investment Professionals currently includes Dakotah Rice and Nicholas Gomez. The Senior Investment Professionals are responsible for overseeing the Sub-Adviser, who carries out the day-to-day operations and is responsible for developing, recommending, and implementing the investment strategy. For more information regarding the business experience of Messrs. Rice and Gomez, see below. The Sub-Adviser's investment team, who will be responsible for the selection of portfolio investments and managing our investment strategy, is led by John Haggerty, Stephen McCourt, Peter Woolley, Ethan Samson, Todd Silverman, Amy Hsiang, and Steven Hartt, each of whom we consider to be a portfolio manager given the investment discretion each holds. For more information regarding the business experience of John Haggerty, Stephen McCourt, Peter Woolley, Ethan Samson, Todd Silverman, Amy Hsiang, and Steven Hartt, each of whom we consider to be a portfolio manager given the investment discretion each holds. We will not employ the Adviser’s and the Sub-Adviser’s professionals, and neither the Adviser’s nor the Sub-Adviser’s professionals will receive compensation from us in connection with their portfolio management activities.

Dakotah Rice is the Founder and CEO of Poolit. Prior to founding Poolit Mr. Rice was an investment analyst at Coatue Management covering companies across the internet, media, and telecommunications sectors. Earlier in his career, he worked as an investor at The Carlyle Group and as an investment banker at Goldman Sachs. Mr. Rice graduated from Brown University in 2016 with a Bachelors in Political Science and is currently on a leave of absence from pursuing his Masters in Business Administration at Harvard Business School. He sits on the Board of Directors for BUILD NYC and on the junior boards of both Teach for America New York and Breakthrough Greater Boston.

Nicholas Gomez leads the investment partnerships function at Poolit. Prior to Poolit, Nicholas was an investment associate at Northwestern University, where he drove portfolio management and investment due diligence activities for the Endowment with regards to private equity, venture capital, and real assets. Prior to this, Nicholas Gomez was an associate at the Boston Consulting Group and a senior investment analyst at Yale University. Nicholas graduated with a Bachelor of Science in Chemical Engineering from Yale University.

Our executive officers, certain of our directors and certain finance professionals of the Adviser or the Sub-Adviser are also officers, directors, managers, and/or key professionals of other entities, including Poolit entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of the Adviser or the Sub-Adviser may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, the Adviser or the Sub-Adviser may grant equity interests in the Adviser or the Sub-Adviser, as applicable to certain management personnel performing services for us.

Portfolio Managers

The Sub-Adviser's investment team is led by John Haggerty, Stephen McCourt, Peter Woolley, Ethan Samson, Todd Silverman, Amy Hsiang, and Steven Hartt, each of whom we consider to be our portfolio manager given the investment advisory role each holds. Information regarding John Haggerty, Stephen McCourt, Peter Woolley, Ethan Samson, Todd Silverman, Amy Hsiang, and Steven Hartt is set forth below:

John A. Haggerty, CFA - Managing Principal/Director of Private Market Investments

Mr. Haggerty joined Meketa Investment Group in 1996 and has been in the financial services industry since 1993. Mr. Haggerty carries consulting, management, and research responsibilities. He chairs the firm’s Private Markets Policy and Research Committees, which has overseen the deployment of over $35 billion in client commitments since 2000. The Committees govern client portfolio management, commitment pacing, strategic policy, and approval of individual investments. Mr. Haggerty is also a member of the firm’s Private Equity, Private Debt, and Real Assets Teams. In addition, he founded the firm’s ESG Investing Committee and is a member of the Operational Due Diligence Committee.

Mr. Haggerty became a Chartered Financial Analyst® charterholder in 1998 and is a member of the CFA Institute and the CFA Society Boston. He serves on the Advisory Board of numerous buyout and venture capital limited partnerships.

Mr. Haggerty held previous positions at IBC/Financial Data and The Boston Company. He is a graduate of Cornell University.

Stephen P. McCourt, CFA - Managing Principal/Co-Chief Executive Officer

Mr. McCourt, Managing Principal and Co-Chief Executive Officer, joined Meketa Investment Group in 1994 and has over 25 years of investment experience. He serves as the lead consultant for several institutional funds, with public, Taft Hartley, endowment, and non-profit plan sponsors. His consulting work includes investment policy design, strategic and tactical asset allocation modeling, asset liability modeling, investment education, and investment manager analysis. In addition, Mr. McCourt sits on our firm’s Board of Directors and is a member of our Private Markets Policy, Meketa’s Fiduciary Management (OCIO) Investment, and Diversity Leadership Committees.

Mr. McCourt is a member of the University of California San Diego (“UCSD”) Economics Leadership Council, which strives to bridge research theory with practical real-world experiences. He also is a Member of the Advisory Council for the Pacific Center for Asset Management, a UCSD research institute that directs academic research applicable to large institutional asset owners. He speaks at numerous industry events including the Investment Education Symposium, the Corporate Funds Summit, the Endowment and Foundation Forum, the Global Investing Summit, the Private Equity Summit, and the International Foundation of Employee Benefit Plans (IFEBP) Annual Employee Benefits Conference. Mr. McCourt’s research papers entitled “Monitoring Investment Managers” and “Pension Fund Investing and the State of American Public Finance” have been published in the IFEBP’s Employee Benefit Issues publication.

He received his graduate degree, a Master of Liberal Arts (ALM) in History, from Harvard University, and his undergraduate degree in Economics and Political Science from the University of Vermont. Mr. McCourt holds the Chartered Financial Analyst® designation from the CFA Institute and is a member of the CFA Society of San Diego. He is also a member of the International Foundation of Employee Benefit Plans.

Peter S. Woolley, CFA, CLU, ChFC - Managing Principal/Co-Chief Executive Officer

Mr. Woolley joined Meketa Investment Group in 1996 and has been in the industry for 34 years. Mr. Woolley is a Managing Principal and Co-Chief Executive Officer of the firm. In addition to serving as a lead consultant for public and private pension plans, he is a member of the firm’s Investment Policy Committee and Private Markets Policy Committee. His areas of expertise include investment policy development, asset allocation, and alternative investments including, private equity, private real estate, and infrastructure. Mr. Woolley works with several clients who have significant investments in alternative asset classes and is integral to the development and oversight of customized alternative investment programs.

He is a member of the CFA Society Boston, the CFA Institute, the International Foundation of Employee Benefit Plans, and a former member of the New England Employee Benefits Council, and the Dartmouth College Alumni Council. He is a speaker at industry events, including the International Foundation of Employee Benefit Plans, the Council of Institutional Investors, the Dow Jones Private Equity Analyst Infrastructure Summit, the Institutional Real Estate, Inc. Investing in Infrastructure Conference and the Advanced Trustees Institute.

Mr. Woolley completed his MBA degree with honors at Boston College’s Carroll School of Management. He received his undergraduate degree from Dartmouth College, and holds the Chartered Financial Analyst® designation from the CFA Institute.

Ethan Samson, JD – Managing Principal/Private Markets Consultant

Mr. Samson is a private markets consultant and also serves as private markets counsel. Mr. Samson joined the firm in 2019 as part of the merger between Meketa and Pension Consulting Alliance (PCA), where he was the firm’s General Counsel. Prior to joining PCA, Mr. Samson was lead counsel for Echo Health Ventures, the venture investment team of Cambia Health Solutions, and also served as lead counsel for several Cambia portfolio companies.

Before that, Mr. Samson practiced corporate law at Stoel Rives LLP, advising both public and private companies on a variety of transactional and securities matters, including M&A, equity and debt financings, and compliance. Mr. Samson began his career as an associate on the corporate strategy team at Deutsche Bank in New York.

Mr. Samson received his Bachelor of Arts from Hobart College in Urban Studies and his Juris Doctor, cum laude, from Lewis & Clark Law School. He is admitted to practice law in Oregon.

Todd K. Silverman, CFA, CAIA – Managing Principal/Private Markets Consultant

Mr. Silverman joined Meketa Investment Group in 2008 and has 20 years of experience in the financial services industry, including 17 years of private markets investment experience. A Managing Principal of the firm, Mr. Silverman works in the Private Markets Group focusing on private equity, private debt, and real estate investments. He leads the private equity research team with responsibility for managing fund sourcing and relationships, research, and due diligence for those asset classes, as well as client service and other research. He also serves on the Advisory Board for a number of private equity and private debt limited partnerships on behalf of the firm’s clients.

Prior to joining the firm, Mr. Silverman was employed as an investment research analyst with Liberty Mutual in its private equity investments group. Prior to that, he also held positions in corporate finance and internal audit with Liberty Mutual. Mr. Silverman received a Bachelor of Arts degree with concentrations in Economics and International Relations from Colgate University. Mr. Silverman holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Boston. He also holds the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association®.

Amy Hsiang, CFA, CAIA – Managing Principal/Director of Public Markets Manager Research

Ms. Hsiang joined Meketa Investment Group in 2021. She is the Director of Public Markets Manager Research and has over 20 years of financial market experience, including 17 years focused on research and investment management. She leads the firm’s public markets manager research team and is the chair of the firm’s Marketable Securities Investment Committee, the firm’s governing body of marketable strategies.

Prior to joining the firm, Ms. Hsiang served as the Head of Fixed Income and Alternative Credit Research at RVK, Inc. for over 10 years. Before that, she worked at PIMCO where she partnered with Pension, Foundation, and Endowment clients. Ms. Hsiang began her career at JPMorgan in Chicago, where she focused on investment banking and then moved to New York to join ING’s Debt Capital Markets Group.

Ms. Hsiang earned her MBA from Harvard Business School and graduated with honors from the University of Chicago with a Bachelor of Arts in Economics. She holds the Chartered Financial Analyst® designation from the CFA Institute and is a member of the CFA Institute, as well as the CFA Portland Society. She also holds the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association®.

Steven Hartt, CAIA – Managing Principal/Private Markets Consultant

Mr. Hartt joined Meketa Investment Group in 2010 and has been in the financial services industry for 35 years. A Managing Principal of the firm, Mr. Hartt works in the Private Markets Group where he focuses on client service and marketing, as well as performing due diligence on private markets managers. Additionally, Mr. Hartt leads our private equity co-investment and secondary transaction research.

Prior to joining the firm, Mr. Hartt was a Senior Vice President at Amalgamated Bank where he was in charge of alternative investments. While at Amalgamated Bank, Mr. Hartt managed the discretionary portfolios of private equity, debt, and infrastructure funds, in addition to the development, marketing and management of a private equity fund of funds. Prior to this, he spent eleven years at Citigroup in financial advisory, marketing and investment positions. He was also a senior member of Citigroup Alternative Investments where he was responsible for originating, evaluating, and managing private equity fund and direct investments. Mr. Hartt was also a summer associate at Dean Witter Reynolds and an assistant trader at Morgan Guaranty Bank.

Mr. Hartt received a Masters of Business Administration from Columbia Business School, and a Bachelor of Science degree, cum laude, from the University of Colorado, Boulder. Mr. Hartt holds the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association®.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for our day-to-day management, as applicable, also manage other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2022: (i) the number of registered investment companies, other pooled investment vehicles, and other accounts managed by the applicable portfolio manager and (ii) the total assets of such companies, vehicles, and accounts; and (iii) the number and total assets of such vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
John A. Haggerty
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	45	$7,980	0	$0
Registered Investment Companies	0	$0	0	$0

Stephen P. McCourt
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$7,421	0	$0
Registered Investment Companies	0	$0	0	$0

Peter S. Woolley
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$3,095	0	$0
Registered Investment Companies	0	$0	0	$0

Ethan Samson
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	45	$7,980	0	$0
Registered Investment Companies	0	$0	0	$0

Todd K. Silverman
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	45	$7,980	0	$0
Registered Investment Companies	0	$0	0	$0

Amy Hsiang
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$240	0	$0
Registered Investment Companies	0	$0	0	$0

Steven Hartt
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	45	$7,980	0	$0
Registered Investment Companies	0	$0	0	$0

Portfolio Manager's Material Conflicts of Interest

Each of our portfolio managers serves or may serve as an officer, director, or principal of entities that operate in the same or related lines of business as we do or of investment funds managed by the Adviser, the Sub-Adviser, or our affiliates. Accordingly, our portfolio managers may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by the Advisers may have different primary investment objectives than we do, other investment funds may from time to time invest in asset classes similar to those targeted by us. Each of the Advisers is not restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when our portfolio managers have interests that differ from those of the Shareholders, giving rise to a conflict of interest.

The following potential material conflicts of interest apply particularly with respect to our portfolio managers employed by the Sub-Adviser:

Meketa has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Meketa has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Meketa furnishes investment management and advisory services to numerous clients in addition to us, and Meketa may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to Meketa, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to us. In addition, Meketa, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale Meketa recommends to us. Meketa, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to us by Meketa with respect to the same securities. Moreover, Meketa may refrain from rendering any advice or services concerning securities of companies of which any of Meketa’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which Meketa or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

As a fiduciary, Meketa owes a duty of loyalty to its clients and must treat each client fairly. When Meketa advises a client with respect to purchases or sales of securities for more than one account, the investment opportunities must be allocated in a manner consistent with its fiduciary duties. Meketa attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, Meketa has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide Meketa with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

COMPENSATION OF PORTFOLIO MANAGERS EMPLOYED BY THE ADVISER

The discussion below describes the compensation of the portfolio managers employed by the Adviser as of [ ], 2022.

None of the Adviser’s investment personnel, including our portfolio managers, receives any direct compensation from us in connection with the management of our portfolio. Dakotah Rice, through is financial interests in Poolit, which owns 100% of the equity interests in the Adviser, is indirectly entitled to a portion of any profits earned by the Adviser, which includes any Management Fee payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The specific form of compensation of the portfolio managers may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular portfolio manager may also receive, all or some combination of a salary and a bonus.

Base compensation

Generally, when a portfolio manager receives base compensation it is based on their individual seniority and their position within the applicable firm.

Discretionary compensation

In addition to base compensation, a particular portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

COMPENSATION OF PORTFOLIO MANAGERS EMPLOYED BY THE SUB-ADVISER

The discussion below describes the compensation of the portfolio managers employed by the Sub-Adviser as of [ ], 2022.

Meketa’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by Meketa.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Compensation is indirectly tied to client satisfaction, as our clients represent our only source of revenue.

Compensation for our professional staff includes a competitive base salary, participation in one or more incentive compensation plans, and the firm’s profit-sharing plan with 401(k) provision. Meketa’s incentive compensation plans are merit-based and discretionary.

The Meketa Profit-Sharing Plan with 401(k) provision is available to all employees following thirty days of employment and includes a company-matching provision. Compensation is reviewed on an annual basis.

Many senior employees of Meketa participate in equity ownership and incentive compensation. Senior employees participate in direct ownership, while additional employees participate in a deferred compensation program. We intend to continue to expand the ownership of the Meketa to other senior employees.

SECURITIES OWNERSHIP OF OUR PORTFOLIO MANAGERS

The following table sets forth, as of [ ], 2022, the dollar range of our Shares beneficially owned by our portfolio managers, based on the price of $10.00 per Share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
John A. Haggerty	None
Stephen P. McCourt	None
Peter S. Woolley	None
Ethan Samson	None
Todd K. Silverman	None
Amy Hsiang	None
Steven Hartt	None

(1)            Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)            Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

ITEM 9.1(d)	ADMINISTRATORS:

Pursuant to the Administration Agreement, the Adviser also serves as the Administrator. The Administrator provides, or oversees, or arranges for the provision of, the administrative services necessary for us to operate. In accordance with the Administration Agreement, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing us personnel and facilities, including our allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to us, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. In addition, we will reimburse any affiliate of the Administrator (including the Sub-Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement.

Except as otherwise provided in the Advisory Agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. We will bear all other fees, costs and expenses incurred in connection with our operation, administration and transactions, including but not limited to those relating to:

●	our organization;

●	any offering of our Shares, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;

●	the establishment or operation of any credit facility or other leverage that we utilize;

●	interest payable on debt, if any, that we incur;

●	sales and purchases of our Shares and other securities, including in connection with any tender offers or repurchase offers relating thereto;

●	any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving us;

●	any annual or special meeting of the Shareholders;

●	Adviser Management Fees and related expenses payable under the Investment Advisory Agreement;

●	amounts payable under the Administration Agreement;

●	federal and state registration fees;

●	federal, state, local and foreign taxes;

●	independent directors’ fees and expenses (including travel and other costs associated with the performance of independent directors’ responsibilities);

●	our allocable portion of any fidelity bond, directors and officers / errors and omissions liability insurance and any other insurance premiums;

●	the acquisition or disposition of Investment Interests, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto;

●	the investigation and monitoring of our investments, including travel-related expenses;

●	calculating net asset value;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

●	transfer agent and custodial fees;

●	the retention of any sub-administrator or third-party compliance firm;

●	marketing efforts (including attendance at investment conferences and similar events);

●	any exchange listing fees;

●	preparing, printing and disseminating proxy materials, shareholders’ reports and other notices;

●	preparing and submitting government filings, including periodic and other reports;

●	independent audits and the engagement of outside accountants and legal counsel;

●	reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

●	printing, mailing and all other direct expenses incurred by us or either of the Sub-Adviser or the Administrator in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

We have entered into the Operating Expense Limitation Agreement with the Adviser, whereby the Adviser has agreed to absorb our Operating Expenses that exceed [2.0]% of our net assets, as determined as of the end of such calendar quarter, at the end of the Limitation Period. The Limitation Period refers to the period during the calendar quarter commencing [October 1], 2022 and ending [December 31], 2022. We have agreed to carry forward for the Subsequent Reimbursement Period, which will not to exceed three (3) years from the end of the Limitation Period, any Excess Operating Expenses, and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. We have additionally entered into the O&O Expense Limitation Agreement with the Adviser, under which it has agreed to limit O&O Expenses such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to 0.625% (62.5 basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Shares until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to five (5) years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser.

The Administration Agreement may be terminated by either party without penalty upon [60] days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent [willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations,] the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our Administrator.

Sub-Administrators

The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to us on behalf of the Administrator.

We expect to engage a third-party administrator prior to the Initial Closing. Initially, [Ultimus Fund Solutions, LLC (“Ultimus”)], together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

ITEM 9.1(e)	CUSTODIANS:

[Wilmington Savings Fund Society, FSB (“WSFS”)] (the “Custodian”) will serve as custodian for the assets of the Fund. The Custodian’s principal business address is [500 Delaware Avenue, 11th Floor, Wilmington, DE 19801]. The Custodian will be appointed prior to our acceptance of subscriptions. Pursuant to a services agreement [Ultimus] will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is [4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474].

ITEM 9.1(f)	EXPENSES:

The disclosure set forth under Sections 9.1(b) and (d) above are incorporated by reference herein.

ITEM 9.1(g)	AFFILIATED BROKERAGE:

Since we intend to generally acquire and dispose of our investments in Investment Interests in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by the Board, the Advisers are primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions, if any, and the allocation of brokerage commissions. The Advisers do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisers will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisers may select a broker based partly upon brokerage or research services provided to them and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisers determine in good faith that such commission is reasonable in relation to the services provided.

ITEM 9.2	NON-RESIDENT MANAGERS:

Not applicable.

ITEM 9.3	CONTROL PERSONS:

The disclosure set forth under Items 9.1(a), (b) and (c) above are incorporated by reference herein. In addition, immediately prior to any offering of its Shares, the Adviser will own 100% of the outstanding Shares of the Fund, at which time the Adviser would be considered a control person of the Fund. Furthermore, (i) Poolit, as a result of its control of the Adviser, and (ii) Dakotah Rice, as a result of his control of Poolit, may each be deemed to beneficially own the Shares held by the Adviser and deemed control persons of the Fund. Following the initial closing of the proposed private offering described herein, the share ownership position in the Fund of the Adviser is expected to represent less than 1% of our outstanding Shares. Information regarding the ownership of the Adviser is set forth in its Form ADV, as filed with the SEC (SEC File No. [ ]), and which is incorporated herein by reference.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1	CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our Charter and Bylaws. This summary is not necessarily complete. Please refer to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 600,000,000 shares, par value $0.001 per share, 500,000,000 all of which are initially designated as common stock, and 100,000,000 of which are initially designated as preferred stock. There are no outstanding options or warrants to purchase our Shares. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is March 31. Under Maryland law, Shareholders generally are not personally liable for our debts or obligations.

Under our Charter, the Board is authorized to classify and reclassify any unissued stock into other classes or series of stock, including preferred stock, without obtaining Shareholder approval. As permitted by the Maryland General Corporation Law, the Charter provides that a majority of the entire Board, without any action by Shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Our Charter also provides that the Board may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Shares, and there can be no assurances that a market for our Shares will develop in the future. Unless the Board or our officers determine otherwise, we will issue all shares of our Shares in uncertificated form.

Common Stock

Under the terms of the Charter, all shares of common stock have equal rights as to dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to Shareholders if, as and when authorized by the Board and when we declare them out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and Shareholders generally have no appraisal rights. Provided that a shareholder complies with certain conditions to transfer set forth in the subscription agreement, including that the recipient has an existing account in their name at Synapse Financial Technologies, Inc. (“Synapse Bank”), an FDIC insured bank (or any successor to Synapse Bank that we may contract with) (each account, a "Poolit Account"), Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay, or otherwise provide for, all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share is entitled to one vote on all matters submitted to a vote of Shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, our Shareholders will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.

Preferred Stock

Under the terms of our Charter, the Board may authorize us to issue shares of preferred stock in one or more classes or series, without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. While we have 100,000,000 shares of preferred stock authorized under our Charter, we do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to Shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other Shareholders.

Preferred stock could be issued with terms that would adversely affect the Shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of the Independent Directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any of our present or former directors or officers or any individual who, while a director or officer of the Fund and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter also permits us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of its predecessor.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

We have entered into indemnification agreements with each of its directors. The indemnification agreements provide our directors the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act.

We intend to purchase and maintain insurance on behalf of all of its directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire our Shares by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors; Term

As permitted by the Maryland General Corporation Law, our Bylaws provide that we are not required to hold an annual meeting of Shareholders in any year in which the election of directors is not required to be acted on under the 1940 Act. Accordingly, we will not hold an annual meeting of Shareholders each year and directors will be elected to serve an indefinite term between annual meetings of Shareholders. Our Bylaws provide that a director is elected by a plurality of all the votes cast at a meeting of Shareholders at which a quorum is present. Pursuant to our Charter and Bylaws, the Board has the exclusive power to amend the Bylaws from time to time to alter the vote required to elect a director.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set only by the Board in accordance with the Bylaws. Our Bylaws provide that a majority of its entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law, which is one, nor more than fifteen. Any vacancy on the Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any vacancy on the Board created by an increase in the number of directors may be filled by a majority of the entire Board. Any director elected to fill a vacancy will serve an indefinite term until the next annual meeting of Shareholders and until a successor is elected and qualifies.

Our Charter provides that, subject to the rights of holders of preferred stock, as applicable, a director may be removed only for cause, as defined below, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purposes of removal of directors, "cause" shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to us through bad faith or active deliberate dishonesty.

Action by Shareholders

Under the Maryland General Corporation Law, unless a corporation's charter provides otherwise (which our Charter does not), Shareholder action can be taken only at an annual or special meeting of Shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a Shareholder-requested special meeting of Shareholders discussed below, may have the effect of delaying consideration of a Shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our Bylaws provide that with respect to an annual meeting of Shareholders, nominations of persons for election to the Board and the proposal of business to be considered by Shareholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a Shareholder who was a Shareholder of record at the record date set by the Board for the purpose of determining Shareholders entitled to vote at the meeting, at the time of giving notice as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of Shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the special meeting has been called for the purpose of electing directors, by a Shareholder who was a Shareholder of record at the record date set by the Board for the purpose of determining Shareholders entitled to vote at the meeting, at the time of giving notice as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our Bylaws. The purpose of requiring Shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform Shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Shareholders. Although our Bylaws do not give the Board any power to disapprove Shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of Shareholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our Shareholders.

Calling of Special Meetings of Shareholders

Our Bylaws provide that special meetings of Shareholders may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Board. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Shareholders requesting the meeting, a special meeting of Shareholders will be called by our secretary upon the written request of Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of Shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter, if such action is declared advisable by the Board.

However, our Charter provides that approval of the following matters requires the affirmative vote of Shareholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

●	Any amendment to our Charter to make the shares of stock a "redeemable security" or any other proposal to convert our, whether by merger or otherwise, from a "closed-end company" to an "open-end company" (as defined in the 1940 Act);

●	The liquidation or dissolution of the Fund and any amendment to our Charter to effect any such liquidation or dissolution;

●	Any amendment to, or any amendment inconsistent with our Charter provisions for the number and election of directors, extraordinary actions, removal of directors, right to amend our Bylaws, right to amend our Charter or approval of certain extraordinary actions and Charter amendments;

●	Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our Shareholders; and

●	Any transaction between us and a person, or group of persons acting together (including, without limitation, a "group" for purposes of Section 13(d) of the Exchange Act, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with any such person or member of such group.

However, if such amendment, proposal or transaction is approved by two-thirds of our continuing directors (in addition to approval by the Board), such amendment, proposal or transaction need only be approved by the affirmative vote of Shareholders entitled to cast a majority of the votes entitled to be cast on such a matter; and provided further, that, with respect to any transaction referred to in the fourth and fifth bullet points above, if such transaction is approved by at least two-thirds of our continuing directors, no Shareholder approval is required unless required by the Maryland General Corporation Law or another provision of our Charter or its Bylaws. The "continuing directors" are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the Shareholders or whose election by the directors to fill vacancies is approved by a majority of our continuing directors then on the Board or (3) any successor directors whose nomination for election by the Shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

No Appraisal Rights

As permitted by the Maryland General Corporation Law, our Charter provides that Shareholders will not be generally entitled to exercise appraisal rights unless the Board determines that such rights shall apply.

Forum Selection Clause

Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any Internal Corporate Claim, as defined by the Maryland General Corporation Law, (b) any derivative action or proceeding brought on our behalf, other than actions arising under the federal securities laws (c) any action asserting a claim of breach of any duty owed by any of our directors, officers or employees to us or to our Shareholders, (d) any action asserting a claim against us or any of our directors, officers or employees arising pursuant to any provision of the Maryland General Corporation Law or our Charter or Bylaws or (e) any action asserting a claim against us or any of our directors, officers or employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division. By accepting the Shares in connection with our Offering, you are agreeing to be bound by these provisions. This provision does not cover claims made by Shareholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder.

While the forum selection clause is not applicable to claims brought under federal securities laws, as Section 44 under the 1940 Act generally provides that federal courts shall have exclusive jurisdiction for any suits or actions brought to enforce any liability or duty created under the 1940 Act, the forum selection clause included in our Bylaws will likely make it more difficult for a Shareholder, or those covered by our forum selection clause, to successfully pursue litigation against us in another jurisdiction, including one that may be more favorable to such Shareholder.

Waiver of Corporate Opportunity Doctrine

Our Charter provides that we, by resolution of our Board, may renounce any interest or expectancy we may have in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one or more of our directors or officers.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “CSAA”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite Shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained Shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of Shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any Shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of Shareholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a Shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other Shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The CSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

As a Maryland corporation registered under the 1940 Act as a closed end investment company, we are by default not subject to the CSAA. Furthermore, the Board has not adopted a resolution to be subject to the CSAA and our Bylaws do not contain a comparable provision either. Accordingly, any control Shares will have the same voting rights as all of the other Shares. We could amend our Bylaws, or the Board could adopt a resolution, to be subject to the CSAA at any time in the future.

Conflict with the 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DISTRIBUTION REINVESTMENT PROGRAM

Subject to the Board's discretion and applicable legal restrictions, the Board expects to authorize, and we intend to declare and pay ordinary cash distributions on a quarterly basis beginning no later than the calendar quarter during which the Minimum Offering Requirement is met. We intend to adopt an “opt in” distribution reinvestment plan. Under this plan, if we declare a cash dividend or other distribution, each holder of our Shares who has elected to "opt-in" to the Fund DRIP at the time of initial subscription or through the Poolit Platform will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution. If a Shareholder does not elect to "opt-in," the Shareholder will receive cash dividends or other distributions. If your Shares are held by a broker or other financial intermediary and you wish to opt into the plan, you should notify your broker or other financial intermediary. Any distributions of our Shares pursuant to our Fund DRIP are dependent on the continued registration of our Shares or the availability of an exemption from registration in the recipient’s home state. Participants in our Fund DRIP are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions we declare in cash. If our Board authorizes, and we declare, a cash distribution, and you have not opted into the plan, then you will not have your cash distributions reinvested in additional Shares, and you will instead receive cash distributions. During the Offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the Fund DRIP. In such case, your reinvested distributions will purchase Shares at a price equal to 100% of the price that Shares are sold in the Offering at the closing immediately following the distribution payment date. Shares issued pursuant to our Fund DRIP will have the same voting rights as our Shares offered. No commissions or fees will be assessed pursuant to our Fund DRIP. You will be subject to tax on the amount of any dividends you receive, even if you participate in our distribution reinvestment plan and do not receive such dividends in the form of cash.

We intend to use newly issued shares to implement the plan and determine the number of Shares we will issue to Shareholders as follows:

●	To the extent our Shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when we are making a “best-efforts” public offering of our Shares, the number of Shares to be issued to a Shareholder shall be determined by dividing the total dollar amount of the distribution payable to the Shareholder by a price equal to 100% of the price that the Shares are sold in the Offering at the closing immediately following the distribution payment date; and

o	during any period when we are not making a “best-efforts” offering of our Shares, the number of shares to be issued to a Shareholder shall be determined by dividing the total dollar amount of the distribution payable to the Shareholder by a price equal to the net asset value as determined by the Board.

●	To the extent our Shares are listed on an Exchange, the number of shares to be issued to a Shareholder shall be determined by dividing the total dollar amount of the distribution payable to the Shareholder by the market price per share of our Shares at the close of regular trading on such Exchange on the valuation date fixed by the Board for such distribution.

There will be no sales charges to Shareholders who elect to participate in the Fund DRIP.

If you receive your ordinary cash distributions in the form of Shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Their basis for determining gain or loss upon the sale of Shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice delivered to Shareholders at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the Poolit Platform.

All correspondence concerning the plan should be sent by electronic mail to Poolit Private Equity Access Fund, Inc., pefund1@thepoolit.com or by telephone at (239) 299-4226.

We have filed the complete form of our Fund DRIP with the SEC as an exhibit to the registration statement. Shareholders may obtain a copy of the plan by request of the plan administrator or by contacting us.

ITEM 10.2	LONG-TERM DEBT

Not applicable.

ITEM 10.3	GENERAL

Not applicable.

ITEM 10.4	TAXES

We will elect, and intend to qualify in the future, to be treated as a RIC under Subchatper M of the Code. For each taxable year that we so qualify, we will generally not be subject to corporate level U.S. federal income tax on our net investment income or capital gains that we distribute as dividends for U.S. federal income tax purposes to Shareholders. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such an investment.

Certain of the Investment Interests in which we invest may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, we may, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments that we hold and certain of the Investment Interests. However, Investment Interests generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisers to monitor and meet the RIC requirements under Subchapter M of the Code, and ultimately may limit the universe of Investment Interests in which we can invest. Furthermore, although we expect to receive information from each Underlying Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and certain Underlying Fund Managers may not provide this information on a timely basis.

If we fail to qualify as a RIC or fail to distribute dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our investment company taxable income (generally net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of our net tax-exempt interest income to Shareholders in any taxable year, we would be subject to tax as an ordinary corporation on our taxable income (even if such income and gains were distributed to our Shareholders) and all distributions out of earnings and profits to Shareholders generally would be characterized as ordinary dividend income. In addition, we could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions before requalifying for taxation as a RIC.

Although the provisions of the Code relevant to your investment are generally described herein, we strongly urge you to consult your own tax advisor concerning the effects of federal, state and local income tax law on an investment in the Fund and on your individual tax situation.

For a more detailed analysis of our tax status please refer to Item 23 in Part B below.

ITEM 10.5	OUTSTANDING SECURITIES

Set forth below is a chart describing our Shares outstanding as of the date we commence this Offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common shares	500,000,000	—	—
Preferred stock	100,000,000	—	—

ITEM 10.6	SECURITIES RATINGS

Not applicable.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES

Not applicable.

ITEM 12.	LEGAL PROCEEDINGS

Neither we nor the Advisers are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, the Adviser or the Sub-Adviser.

From time to time, the Advisers or their respective professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we does not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14. COVER PAGE

STATEMENT OF ADDITIONAL INFORMATION

Poolit Private Equity Access Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2022

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, which is not a prospectus, should only be read in conjunction with Part A of this Registration Statement initially filed with the Securities and Exchange Commission (“SEC”) on [ ], 2022, as it may be amended from time to time. A copy of Part A of this Registration Statement, as amended, may be obtained, without charge, by calling us at (239) 299-4226, or by emailing us at pefund1@thepoolit.com.

This SAI omits certain of the information contained in Part A of this Registration Statement filed with the SEC. This Registration Statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

We are a newly-formed entity and therefore have no operating history to report. We have not operated under any other name or conducted other business activity.

Unless otherwise noted, the terms “we,” “us,” “our,” and “Poolit Private Equity Access Fund” refer to Poolit Private Equity Access Fund. Terms not defined herein have the same meaning as given to them in Part A of this Registration Statement.

ITEM 15. TABLE OF CONTENTS

ITEM 16.	GENERAL INFORMATION AND HISTORY

Not Applicable.

ITEM 17.	INVESTMENT OBJECTIVES AND POLICIES

The disclosure set forth under Item 8 of Part A above is incorporated by reference herein.

In addition, the Fund and the Adviser may enter into “side letter” agreements with Shareholders, primarily to accommodate a Shareholder’s particular legal, tax or regulatory requirements. The Fund will not grant more favorable or different management fees, redemption rights or transparency rights in any “side letter” agreement. In addition, while the Fund cannot determine the nature of the types of requests, if any, that it may receive, it would expect such requests to be limited to administrative matters specific to a particular Shareholder’s circumstances, including for example contractually agreeing to deliver certain information directly to an investor concurrent with its public release. In no case would any provisions included in any side letter be considered a “fundamental policy” of the Fund. As a result, the terms of any such side letters may be modified solely with the consent of the Shareholders that are parties thereto.

With respect to our investments, it is our policy not to engage in trading for short-term profits. Notwithstanding the foregoing, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions and we will effect portfolio transactions without regard to any holding period if, in management’s judgment, such transactions are advisable in light of various factors, including a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. We do not intend to engage in short-term trading with respect to the Liquidity Portfolio. We expect to liquidate positions as needed to fund investments in Underlying Funds. The liquidity portfolio may have a higher turnover as positions are sold to provide cash to fund investments or capital calls

ITEM 18.	MANAGEMENT

The disclosure set forth under Items 9.1(a) and (c) of Part A above is incorporated by reference herein.

Securities Ownership of the Board

The following table sets forth, as of the date of this Registration Statement, the dollar range of the Fund’s equity securities beneficially owned by each member of Board, based on the price of $10.00 per share. The Fund is not part of a “family of investment companies,” as that term is defined in the Form N-2.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:

Dakotah Rice	$[To be provided]
Nicholas Gomez	$[To be provided]

Independent Directors:

[ ]	$[To be provided]
[ ]	$[To be provided]
[ ]	$[To be provided]

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The disclosure set forth under Items 9.1(a), (b) and (c) of Part A above is incorporated by reference herein. In addition, immediately prior to any offering of its Shares, the Adviser will be the record and beneficial owner of 100% of the outstanding Shares of the Fund, at which time the Adviser would control the Fund and be the record and beneficial owner of more than 5% of the Fund’s outstanding equity securities. Furthermore, (i) Poolit, as a result of its control of the Adviser, and (ii) Dakotah Rice, as a result of his control of Poolit, may each be deemed to beneficially own the Shares held by the Adviser and deemed control persons of the Fund. Following the initial closing of the proposed private offering described herein, the share ownership position in the Fund of the Adviser is expected to represent less than 1% of the Fund’s outstanding Shares. Information regarding the ownership of the Adviser is set forth in its Form ADV, as filed with the SEC (SEC File No. [ ]), and which is incorporated herein by reference.

The address of the Adviser and all beneficial owners of the Adviser is 429 Lenox Avenue, Miami, FL 33139. As of the date of this Registration Statement, no other officers or directors of the Fund may be deemed to currently directly or beneficially own any Shares of the Fund.

ITEM 20.	INVESTMENT MANAGER AND OTHER SERVICES

The disclosure set forth under Items 9.1(b), (d) and (e) of Part A above is incorporated by reference herein. Pursuant to a Custody Agreement, the Custodian will hold assets of the Fund in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian’s principal business address is [500 Delaware Avenue, 11th Floor, Wilmington, DE 19801]. The Custodian will be appointed prior to the Fund’s acceptance of subscriptions. Pursuant to a [master services] agreement, [Ultimus Fund Solutions, LLC] will act as the Fund’s transfer agent, distribution paying agent and registrar. The principal business address of the Fund’s transfer agent is [4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474].

The Board has selected [ ] (“[ ]”) as the independent registered public accounting firm of the Fund. [ ]’s principal business address is located at [ ].

ITEM 21.	PORTFOLIO MANAGERS

The disclosure set forth under Item 9.1(c) of Part A above is incorporated by reference herein.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES

The disclosure set forth under Item 9.1(g) of Part A above is incorporated by reference herein.

ITEM 23.	TAX STATUS

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund's shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, investors subject to Section 1061 of the Code, pension plans and trusts and financial institutions. This summary assumes that investors hold the Fund's shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury Regulations and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding the Offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A "U.S. Shareholder" generally is a beneficial owner of the Fund's shares who is for U.S. federal income tax purposes:

●	A citizen or individual resident of the United States;

●	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A "non-U.S. Shareholder" generally is a beneficial owner of the Fund's shares that is not a U.S. Shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund's shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding the Fund's shares should consult his, her, or its tax advisers with respect to the purpose, ownership and disposition of the Fund's shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in the Fund's shares will depend on the facts of his or its particular situation. The Fund strongly encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Underlying Fund (or investment interest) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Taxation of the Fund as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any net investment income or capital gains that the Fund distributes to its Shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of our investment company taxable income (generally net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of our net tax-exempt interest income (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirement then the Fund will not be subject to corporate-level U.S. federal income tax on the portion of its income that it distributes (or is deemed to distribute) to its Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its Shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund's net ordinary income for each calendar year, (ii) 98.2% of the amount by which the Fund's capital gains exceed the Fund's capital losses (adjusted for certain ordinary losses for the one-year period ending October 31 in that calendar year) and (iii) any income and gains recognized, but not distributed, from previous years on which the Fund paid no corporate-level U.S. federal income tax (the "Excise Tax Avoidance Requirement"). While the fund intends to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, the Fund may not be successful in avoiding entirely the imposition of this tax. In that case, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the "90% Income Test"); and,

●	diversify the Fund's holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of the Fund's assets consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of the Fund's assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one more "qualified publicly traded partnerships" (the "Diversification Tests").

For the purpose of determining whether the Fund satisfies the 90% Income Test, the character of the Fund's distributive share of items of income, gain and loss derived through any Underlying Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds.

For purposes of calculating a RIC’s compliance with the Diversification Tests, it is unclear (other than in limited circumstances) if a RIC holding an interest in an entity treated as a partnership for federal income tax purposes is viewed as owning a proportionate share of each of the partnership’s assets, or an equity interest in the partnership. For the purpose of the Diversification Tests, the Fund, in appropriate circumstances, will “look through" to the assets held by the Fund and such Investment Interests that are treated as partnerships or disregarded entities for U.S. tax purposes. However, there can be no assurance that the IRS will agree that looking through the Investment Interests is the appropriate manner to test if the Diversification Tests have been met by the Fund. If the Fund fails to meet the Diversification Tests, the Fund may fail to qualify as a RIC under Subchapter M and be subject to corporate-level U.S. federal income tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in the Fund's investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its Shareholders in order to satisfy the Annual Distribution Requirement even though the Fund will not have received a corresponding cash payment. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. Further, the Fund may also have difficulty meeting the distribution requirement if the Underlying Funds in which the Fund invests do not make distributions of realized amounts even if such Underlying Funds have cash available. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund also may borrow funds, sell assets and make taxable distributions of its stock and debt securities in order to satisfy distribution requirements. The Fund's ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund's portfolio and/or (ii) other requirements relating to the Fund's status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. If the Fund is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If the Fund is prohibited from making distributions, the Fund may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of the Fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. The Fund will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

The Fund anticipates that it may directly or indirectly make certain investments, such as CLOs and other securitization vehicles, in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If the Fund acquires shares in a PFIC (including equity tranche investments in CLOs that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from any such excess distributions or gains. If the Fund (or an Underlying Fund) invests in a PFIC and the Fund (or an Underlying Fund, as applicable) elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in the Fund's income. Under either election, the Fund may be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and it must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

The Code generally provides that the income inclusions from a QEF will be “good income” for purposes of the 90% Income Test to the extent that the QEF distributes such income to the Fund in the same taxable year to which the income is included. Further, the Regulations provide that QEF inclusions of a RIC in respect of a PFIC that are not distributed will be treated as qualifying income to the extent derived with respect to the RIC's business of investing in stock, securities, or currencies.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund's pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% of the value of such corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to the Fund's Shareholders. Any such transactions that are not directly related to the Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury Regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as either dividend income or capital gains. Distributions of the Fund's “investment company taxable income” (which is, generally, the Fund's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. Shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which is generally the Fund's realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed net capital gains in a notice to Shareholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each Shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by the Fund on the net capital gain; and (iii) increase the tax basis for the shares of the Fund's stock held by an amount equal to the deemed distribution less the tax credit.

The Fund does not expect that special share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares of its common stock at the election of each Shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of Shareholders are treated as taxable dividends whether a Shareholder elects to receive cash or shares. The IRS has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many Shareholders elect to receive their distributions in cash, each such Shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If the Fund decides to make any distributions consistent with these rulings that are payable in part in Fund stock, taxable Shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, Fund stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund's current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of Fund stock at the time of the sale.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund's U.S. Shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Fund shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, in which case the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

A Shareholder generally will recognize taxable gain or loss if the Shareholder sells or otherwise disposes of his, her or its shares. The amount of gain or loss will be measured by the difference between such Shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund's shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the Fund's shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. Further, if a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds, the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Fund shares (unless the shares are held in connection with certain trades or businesses), less certain deductions. Prospective investors in Fund securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of Fund shares.

To the extent the Fund is not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable to deduct, for federal income tax purposes, their allocable share of the Fund's “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, the Fund's shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 Shareholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include Shareholders that are (i) individuals (other than nonresident aliens who do not treat income from the Fund as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining the Fund's investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required shareholders communications. Shareholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in the Fund's shares.

The Fund may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. Shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in Fund shares is appropriate for a non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in Fund shares.

Distributions of the Fund's investment company taxable income to non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. Shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund's current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to Fund Shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of the Fund's distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of the Fund's stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund designated the payment as derived from such qualified net interest income or qualified short-term capital gain.

Hence, no assurance can be provided as to whether any amount of the Fund's dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of the Fund's net capital gains to a non-U.S. Shareholder, and gains realized by a non-U.S. Shareholder upon the sale of the Fund's shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States, or (ii) such non-U.S. Shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. Shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Fund's shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. Shareholder.

A non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity related to such holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares, beneficial owners could be subject to this 30% withholding tax with respect to dividends paid in respect of the Fund's shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Phantom Income

Due to the nature of the assets in which the Fund will invest, the Fund may be required to recognize taxable income from certain assets in advance of the Fund's receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.

The Fund may directly or indirectly acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless the Fund elects to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If the Fund collects less on the debt instrument than its purchase price plus the market discount it had previously reported as income, the Fund may not be able to benefit from any offsetting loss deductions.

The terms of the debt instruments that the Fund holds may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which the Fund may recognize taxable income or gain without a corresponding receipt of cash.

Some of the debt securities that the Fund directly or indirectly acquires may have been issued with OID. In general, the Fund will be required to accrue non-de minimis OID based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, in the event that any debt instruments or debt securities acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income.

Similarly, the Fund may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.

Finally, the Fund may be required under the terms of indebtedness that it incurs to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to the Fund's Shareholders.

As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that the Fund may have taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other action to satisfy the RIC distribution requirements for the taxable year in which this “phantom income” is recognized. To the extent the Fund is unable to make required distributions for a taxable year, the Fund's status as a RIC could be impacted.

Failure to Qualify As a RIC

If the Fund fails to qualify for tax treatment as a RIC, and certain amelioration provisions are not applicable, the Fund would be subject to tax on all of its taxable income (including the Fund's net capital gains) at regular corporate rates. The Fund would not be able to deduct distributions to its Shareholders, nor would such distributions be required. Distributions, including distributions of net long-term capital gain, would generally be taxable to Fund Shareholders as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Subject to certain limitations under the Code, the Fund's corporate Shareholders would be eligible to claim a dividend received deduction with respect to such dividend; the Fund's non-corporate Shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of its previously undistributed earnings attributable to the period it failed to qualify as a RIC by the end of the first year that it intended to requalify as a RIC. If the Fund failed to requalify as a RIC for a period greater than two taxable years, the Fund may be subject to regular corporate- level U.S. federal income tax on any net built-in gains with respect to certain of the Fund's assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

ITEM 24.	FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles. To date, the Fund has not conducted any business, other than in connection with its organization.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)            Financial Statements

Not applicable.

(2)            Exhibits

(a)	Form of Articles of Amendment and Restatement of the Registrant*
(b)	Amended and Restated Bylaws of the Registrant*
(c)	Not applicable.
(d)	Not applicable.
(e)	Form of Distribution Reinvestment Plan*
(f)	Not applicable.
(g)(1)	Form of Investment Advisory Agreement by and between the Registrant and Poolit Fund Management, LLC*
(g)(2)	Form of Sub-Advisory Agreement by and between the Registrant and Meketa Investment Group, Inc.*
(h)	Not applicable.
(i)	Not applicable.
(j)	Form of Custody Agreement*
(k)(1)	Form of Administration Agreement by and between the Registrant and the Poolit Fund Management, LLC*
(k)(2)	Form of Sub-Administration Agreement by and among the Registrant, Poolit Fund Management, LLC and [Ultimus Fund Solutions, LLC (“Ultimus”)]*
(k)(3)	Form of License Agreement by and between the Registrant and Poolit Fund Management, LLC*
(k)(4)	Form of License Agreement by and between the Registrant and Meketa Investment Group, Inc.*
(k)(5)	Form of [Master Services] Agreement by and between the Registrant and [Ultimus]*
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Joint Code of Ethics of the Registrant and the Adviser*

* To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Printing and engraving	$	[50,000]
Legal fees and expenses	$	[500,000]
Miscellaneous fees and expenses	$	[50,000]
Total	$	[600,000]

The amounts set forth above are estimates. All of the expenses set forth above will be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

No person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by the Adviser. Immediately prior to a proposed private placement of its shares, the Adviser will own 100% of the Registrant’s outstanding common stock. Following the completion of a proposed private placement of its shares, the share ownership position in the Registrant of the Adviser is expected to represent less than 1% of the Registrant’s outstanding common stock. Information regarding the ownership of the Adviser is set forth in Item 9(b) and its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [ ]), each of which is incorporated herein by reference.

The information contained under the headings “Management” and “Control Persons and Principal Holders of Securities” in this Registration Statement is incorporated herein by reference.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital shares at July 1, 2022.

Title of Class	Number of Record Holders
Shares of common stock	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Registrant or any individual who, while a director or officer of the Registrant and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or other enterprise as a director, officer, partner, manager, member, or trustee, who is made a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Registrant who is not an affiliate of such Indemnitee, provided that such person was selected, engaged, or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the proposed private placement of our shares or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud, or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

The Adviser, a Delaware limited liability company, serves as our administrator. [The Administration Agreement provides that, absent willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Administration Agreement or otherwise as administrator for the Registrant.] The Administrator expects to retain one or more sub-administrators from time to time, pursuant to certain sub-administration agreements, to provide certain administrative services to the Registrant on behalf of the Administrator. Any such sub-administration agreements will be in accordance with the requirements of the 1940 Act and other applicable U.S. federal and state law and are expected to contain a provision requiring such sub-administrator(s) to comply with the same restrictions applicable to the Administrator.

[Ultimus], together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

[We have entered into indemnification agreements with each of our directors and certain of our officers. The indemnification agreements provide our directors and officers the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or officer who is a party to the agreement.]

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser and each director or executive officer of the Adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner, or trustee, is set forth in Part A of this Registration Statement in Items 18 through 21. Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [ ]), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

1.	the Registrant, Poolit Private Equity Access Fund, Inc., 429 Lenox Avenue, Miami, FL 33139;

2.	the Sub-Administrator and Transfer Agent, [Ultimus], [4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474];

3.	the Custodian, [Wilmington Savings Fund Society, FSB], [500 Delaware Avenue, 11th Floor, Wilmington, DE 19801];

4.	the Adviser, Poolit Fund Management, LLC, 429 Lenox Avenue, Miami, FL 33139; and

5.	the Administrator, Poolit Fund Management, LLC, 429 Lenox Avenue, Miami, FL 33139.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the   1st  day of July, 2022.

Poolit Private Equity Access Fund, Inc.

By:	/s/ Dakotah Rice
	Name:	Dakotah Rice
	Title:	President, Chief Executive Officer and Director